As filed with the Securities and Exchange Commission on February 1, 2018

Registration No. 333-190312

811-07798

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☑
Post-Effective Amendment #6	☑

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment #145	☑

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: 212-576-7000

Charles F. Furtado, Jr., Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, NY 10010

(Name and Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004-2415	Thomas F. English, Esq. Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on pursuant to paragraph (b) of Rule 485
☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on , pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Accumulator Plus

Prospectus—May 1, 2018

A flexible premium variable universal life insurance contract offered to individuals under NYLIAC Variable Universal Life Separate Account-I

Please use one of the following addresses for service requests:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

or call our toll-free number: 1-800-598-2019

For submitting death claim forms only, you may also use:

Regular Mail	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Premium payments and loan repayments should be sent to us at:

Regular Mail	NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

This prospectus describes a flexible premium variable universal life insurance policy issued by NYLIAC. In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. The New York Life Variable Universal Life Accumulator Plus policy insures one person and pays a death benefit upon that person’s death. There are two series of policies. Series 1 policies were offered for sale prior to May 1, 2016. Series 2 policies were offered for sale commencing on or after May 1, 2016. Series 1 policies are no longer offered for sale. Unless otherwise indicated, all information in this prospectus applies to both Series of policies.

If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

The Securities and Exchange Commission has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

This life insurance policy is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

The New York Life Variable Universal Life Accumulator Plus Prospectus and Statement of Additional Information are posted on our corporate website, www.newyorklife.com.

SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of the New York Life Variable Universal Life Accumulator Plus (“VUL”). Many benefits of VUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Benefits

Protection

The policy offers you the protection of permanent life insurance that can, over time, become a valuable asset.

This policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value (as defined below) accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account according to your instructions. The Cash Value of the policy is based on:

●	the amount in and performance of each Investment Division of the Separate Account;

●	the amount in and rate of interest credited to the Fixed Account and/or the DCA Plus Account; and

●	Non-Guaranteed Persistency Credits, if any (for Series 2); and

●	the charges we deduct.

With the policy, you have the potential for higher and lower rates of return and Cash Value accumulation than with a fixed rate life insurance policy. Even though the policy offers the protection of permanent life insurance, it can lapse even if all planned premiums are paid on time. See “Summary of Benefits and Risks—Risks—Risk of Lapse (especially on minimally funded policies)” and “Termination and Reinstatement—No-Lapse Guarantees” for further information.

Flexible Premiums

Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premium you pay, within limits. Since the potential Cash Value growth can be used for income, this policy is designed to offer the best potential benefit when adequately funded for at least ten years. As long as the Cash Surrender Value is sufficient to cover the policy’s Monthly Deduction Charges, you can increase (within certain limits), decrease, or stop making payments to meet your changing needs. See “Definitions” for an explanation of Cash Surrender Value.

Ten-Year No-Lapse Guarantee

The policy offers a ten-year no-lapse guarantee. This ensures that your policy will remain in effect during the Guarantee Period, provided that your policy premium payments satisfy the No-Lapse Guarantee Premium Test on each Monthly Deduction Day. See “Termination and Reinstatement—No-Lapse Guarantees” for information on premiums required to pass the test. In such cases, this benefit prevents your policy from lapsing for the first ten policy years, regardless of your account performance. The no-lapse guarantee will become inactive before the tenth policy anniversary if, on any Monthly Deduction Day, your premium payments do not pass the No-Lapse Guarantee Premium Test. In the one-hundred-twenty-first month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a notice of payment due. If that amount is not paid, the policy will lapse. You may also elect to receive no-lapse guarantee benefits through the purchase of two riders—the Guaranteed Minimum Death Benefit Rider or the Intermediate No-Lapse Guarantee Rider.

Liquidity through Loans

You can access your policy’s Cash Value through loans. Your policy value will be used as collateral to secure any policy loan. You can borrow any amount up to the loan value of the policy. The loan value of your policy is discussed more fully in the section below entitled “Loans.”

Liquidity through Partial Surrenders

You can also request a partial surrender. Partial surrenders will reduce the policy’s Cash Value and can reduce your Life Insurance Benefit. We will not allow a partial surrender for an amount that would cause the policy to fall below its minimum Face Amount. Surrender charges may apply. Partial surrenders can result in a taxable event. Also note that certain partial surrender requests must be made in writing and sent to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Surrenders—Partial Surrenders”.)

Investment Options

This policy offers you a choice of Investment Options, including 64 Investment Divisions, the Fixed Account, and the DCA Plus Account. For your convenience, you may also allocate your policy Cash Value in accordance with one of five Asset Allocation Models at no extra charge. You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Divisions, the Fixed Account, and/or the DCA Plus Account. Transfers among the Investment Options can be made tax-free, within the limits described in this prospectus. You can change the Investment Options in which you invest throughout the life of the policy. Your choices may be limited if you elect certain benefits or riders.

Change the Amount of Coverage

With the policy, you are able to increase or decrease the policy’s Face Amount. In order to request a decrease of the policy’s Face Amount, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) You may request an increase of the policy’s Face Amount by sending us your written application in Good Order, also signed by the Insured, together with any proof of insurability we require. Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in a new surrender charge period, additional cost of insurance and per Thousand Face Amount charges, and a new seven-year testing period for modified endowment contract status. Increases may result in an increase to the Target Premium. We can limit any increase in the Face Amount of your policy. (See “Description of the Policy—Additional Benefits Through Riders and Options” for details.) Decreases in Face Amount can incur surrender charges.

Three Life Insurance Benefit Options

The policy offers different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

●	Option 1— a level benefit equal to your policy’s Face Amount or a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702.

●

Option 2— a benefit that varies and equals the sum of your policy’s Face Amount and Cash Value or a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702.

●

Option 3— a benefit that varies and equals the sum of your policy’s Face Amount and the Adjusted Total Premium or a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702.

See “Policy Payment Information—Life Insurance Benefit Options” for details.

Automated Investment Features

There are five administrative options available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These options are: Automatic Asset Rebalancing, Dollar-Cost Averaging, Dollar-Cost Averaging Plus, Expense Allocation, and Interest Sweep. See “Options Available at No Additional Charge” for details.

Optional Riders

The policy offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them. See “Additional Benefits through Riders and Options” for details.

Policyowner Support

As a policyowner, you have access to online service at www.newyorklife.com, a password-protected Internet website, the IVR, an automated 24-hour call-in service, toll-free telephone support through the VPSC, and your registered representative if you have questions about your insurance policy. Certain service requests must be in writing and all must be in Good Order. Specific requirements applicable to any service request are described later in this prospectus.

A Highly-Rated Company

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 170 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Account and DCA Plus Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. The performance of each will vary, and some Investment Divisions are riskier than others. We do not guarantee the investment performance of the Investment Divisions. Your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance.

Risk of Lapse (especially on minimally-funded policies)

Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that termination and lapse have the same meaning and effect throughout this prospectus.

A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction Charges and other charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the Guarantee Period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium for the no lapse guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

Potential for Increased Charges

The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the guaranteed maximum stated in your policy. Charges will never exceed the stated guaranteed maximum charges. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Lapse from Policy Loans

The larger the loan becomes relative to the policy’s Cash Surrender Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will become part of the outstanding policy loan and will also accrue interest. (See “Federal Income Tax Considerations—Modified Endowment Contract Status.”)

A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable universal life insurance contracts in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Portfolio Risks

A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Charges for Policy Surrender/Decreases in Coverage

During the first ten years of the policy, or within ten years after you increase the Face Amount, surrender charges apply to deter policy surrender. The policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see “Description of the Policy—Limits on Transfers” for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

●	portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

●	increased administrative and Fund brokerage expenses

●	dilution of the interests of long-term investors.

An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)

Credit Risk

NYLIAC’s obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

Cybersecurity Risks

NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber-attack risks that are common to all insurers and financial service providers. Our variable product business is highly dependent upon the effective operation of our computer systems (including the online service at www.newyorklife.com, the IVR, and other systems) and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption, and unauthorized release of confidential customer (including policyowner and insured) information. Cyber-attacks affecting NYLIC, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party service providers may adversely affect us and your policy Cash Value. For instance, cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com, the IVR, or with the underlying funds; (ii) impact our ability to calculate accumulation unit values and policy’s Cash Values; (iii) cause the release and possible destruction of confidential customer or business information; and (iv) subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, transfer Cash Value between Investment Options, or exercise certain rider options.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied	Guaranteed Maximum: 4.75% of premiums paid Current: 4.75% of premiums paid[1]
Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied	Guaranteed Maximum: 1.75% of premiums paid Current: 1.75% of premiums paid[2]
Tax Charges:	When premium payment is applied	All taxes may vary over time. Guaranteed maximums are subject to tax law changes (NYLIAC otherwise does not guarantee any maximum tax charge).
State Premium Tax Charge Federal Tax Charge		Current: 2% of premiums paid
• Non-Qualified Policy • Qualified Policy		Current: 1.25% of premiums paid None
Deferred Sales Charge • Surrender[3]	Surrender or lapse in first 10 years, or Face Amount decreases within 10 years	Guaranteed Maximum[4]: $47.00 per $1000 of Face Amount
Surrender Charges • Surrender Charge After Face Amount Increase[3]	Surrender or lapse in first 10 years after the increase, or Face Amount decreases within 10 years after the increase	The calculation for the additional Face Amount begins on the effective date of the increase. See “Deferred Sales Charge” above.
Partial Surrender Fee	At time of partial surrender	Guaranteed Maximum: $25 (In addition, if the Face Amount is decreased due to partial surrender, a surrender charge may apply. See “Deferred Sales Charge” above.)[5] Current: $0
Transfer Charge	At time of transfer	Guaranteed Maximum: $30 per transfer in excess of 12 transfers within a Policy Year Current: $0

Guaranteed Minimum Accumulation Benefit (GMAB) Cancellation Fee	When you cancel the GMAB Rider	Guaranteed Maximum: 2% of the Adjusted GMAB Account Value
Insurance Exchange Rider Payment	When you exercise the benefit	A payment may be required upon exercise depending upon the Cash Surrender Value of the existing and new policies at the time of exchange (one time).[6]
Living Benefits Rider Fee	When you exercise the benefit	$150 (one time)
Overloan Protection Rider Fee	When you exercise the benefit	Percentage of Policy Cash Value that varies by Attained Age of Insured (one time)

1	Current sales expense charges for premiums paid up to the Target Premium are reduced to 4.25% in Policy Years 11 and beyond.
2	Current sales expense charges for premiums paid over the Target Premium are reduced to 0.75% in Policy Years 6-10, and 0.25% in Policy Years 11 and beyond.
3	Exceptions to Surrender Charge:

We will not deduct a surrender charge if:

• We cancel the policy (other than policy lapse);

• We pay proceeds upon the death of the insured;

• We pay a required Internal Revenue Service minimum distribution; or

• The policy is out of the surrender charge period.

4

Your surrender charge will be the lesser of 50% of total premiums paid under the policy or a percentage of the Surrender Charge Premium applicable to the Policy Year. The percentage of the Surrender Charge Premium applicable by Policy Year is: 94% for Policy Year 1; 89% for Policy Year 2; 84% for Policy Year 3; 80% for Policy Year 4; 75% for Policy Year 5; 62% for Policy Year 6; 49% for Policy Year 7; 36% for Policy Year 8; 23% for Policy Year 9, 10% for Policy Year 10 and 0% for Policy Year 11 and beyond. See “Charges Associated with the Policy — Transaction Charges — Surrender Charges” for more information on the calculation of Surrender Charges. The Surrender Charge Premium varies based on individual characteristics, such as gender, issue age, classification of the insured as smoker or non-smoker, and Policy Year. The charge shown may not be representative of what you will pay. To obtain more information about particular changes as they apply to your policy, please contact your registered representative. For a Face Amount decrease, the Surrender Charge is equal to the difference between (1) and (2), where (1) is the Surrender Charge calculated on the original Face Amount, and (2) is the Surrender Charge calculated on the new decreased Face Amount.
5	The partial surrender fee is applied only in the event of a partial surrender. It is not charged upon a full surrender of the policy.
6	If the Cash Surrender Value of the new policy exceeds the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values will be required. If the Cash Surrender Value of the new policy after the exchange is zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required. These payments will be treated as a premium payment and will be applied to your policy.

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Monthly Contract Charge	Monthly to Age 100	Guaranteed Maximum $15 per month Current: $15 per month[1]
Cost of Insurance Charge[2], 3	Monthly to Age 100

Charge per month per $1000 of Net Amount at Risk

Guaranteed Maximum: $83.33

Minimum Guaranteed: $0.015

Guaranteed Initial Charge for a Male, Age 40, Preferred rating, and $250,000 Face Amount: $0.12176

Mortality & Expense Risk Charge	Each Monthly Deduction Day	Charged as annual percentage of Separate Account Value Guaranteed Maximum: 0.75% Current:
		Separate Account Value	Years 1-5	Years 6-10	Years 11-20	Years 21+
		< $50,000	0.55%	0.50%	0.35%	0.25%
		$50,000–$99,999	0.55%	0.40%	0.25%	0.20%
		$100,000 or greater	0.55%	0.30%	0.15%	0.15%
Per Thousand Face Amount Charge[2]	Monthly for the First 20 Years

Charge per $1000 of Face Amount[4]

Guaranteed Maximum: $1.56863

Minimum: $0.03313

Guaranteed Initial Charge for a Male Age 40, Preferred Rating for a $250,000 Face Amount: $0.11295

(Initial Charge is based on the issue age, gender, class of risk and Face Amount at issue)

Loan Interest	Accrues daily and compounds annually (while loan balance is outstanding)[10]	Annual charge rate as percentage of the loan balance Guaranteed Maximum: 6% Current: 3%[5]
Riders • Guaranteed Minimum Death Benefit (GMDB) Rider[6]	Monthly until rider expires	$0.01 per $1000 of Face Amount coverages of policy and riders[7]
• Intermediate No Lapse Guarantee (INLG) Rider[8]	Monthly until rider expires	$0.01 per $1000 of Face Amount coverages of policy and riders[9]
• Life Extension Benefit Rider[2]	Monthly beginning at age 90	Charged as a percentage of the Cost of Insurance Charge Maximum: 73% Minimum: 1% Representative Insured: (Male, Age 40, Preferred Rating): 47%
• Spouse’s Paid-Up Insurance Purchase Option Rider	N/A	No Charge
• Guaranteed Insurability Rider (GIR)[2]	Monthly until rider expires	Charge per month per $1000 of GIR Face Amount Maximum: $0.46 Minimum: $0.04 Representative Insured (Male, Age 40, Preferred Rating): $0.23 for the first Policy Year

Charge	When Charge Is Deducted	Amount Deducted
• Monthly Deduction Waiver Rider[2]	Monthly until rider expires	Charged as a percentage of Monthly Deduction Charges Guaranteed Maximum: 231% Minimum Guaranteed: 8% Representative insured: (Male, Age 40, Preferred Rating): 11% for the first Policy Year
• Accidental Death Benefit (ADB) Rider[2]	Monthly until rider expires	Charge per $1000 of ADB Face Amount Guaranteed Maximum: $0.45 Minimum Guaranteed: $0.05 Representative Insured: (Male, Age 40, Preferred Rating): $0.06
• Children’s Insurance Rider	Monthly until rider expires	$0.45 per $1000 of Rider Face Amount
• Term Insurance on Other Covered Insured (OCI) Rider[2]	Monthly until rider expires	Charge per $1000 of OCI Face Amount Guaranteed Maximum: $83.33 Minimum Guaranteed: $0.015 Representative Insured: (Male, Age 40, Preferred Rating): $0.12176 in the first Policy Year
• Guaranteed Minimum Accumulation Benefit (GMAB) Rider	Monthly until rider expires	Guaranteed Maximum: Annual Rate of 1.50% of the Adjusted GMAB Account Value
• Waiver of Specified Premium (WSP) Rider[2]	Monthly until rider expires	Charge per $1000 of WSP Amount Guaranteed Maximum: $217.50 Minimum Guaranteed: $26.00 Representative Insured: (Male, Age 40, Preferred Rating): $53.00

1	Current monthly contract charges are reduced to $10 in Policy Years 11 and beyond.
2	This cost varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.
3	The cost of insurance shown here does not reflect any applicable flat extra charge, which may be imposed based on our underwriting.
4	Current charges are reduced to $0 in Policy Years 11 and beyond for all risk classes.
5	The current loan interest rate is reduced to 2.00% annually in Policy Years 11 and beyond.
6	This rider is not available with Death Benefit Options 2 and 3 or with policies with substandard ratings.
7	In addition to the charge listed above, you must make certain premium payments — the Monthly Guaranteed Minimum Death Benefit (GMDB) Premium — into your policy to keep the rider in force. The amount of the Monthly GMDB Premium varies by policy and is listed on your Rider Data Page and is subject to change if you modify your policy or attached riders. We perform a GMDB Premium Test monthly to determine if you have made enough cumulative premium payments to keep the rider in effect. For further information on the Monthly GMDB Premium, see “Termination and Reinstatement—No-Lapse Guarantees—Rider-Based Guarantees—Guaranteed Minimum Death Benefit (GMDB) Rider.”
8	This rider is not available with substandard ratings.
9	In addition to the charge listed above, you must make certain premium payments — the Monthly Intermediate No Lapse Guarantee (INLG) Premium — into your policy to keep the rider in force. The amount of the Monthly INLG Premium varies by policy and is listed on your Rider Data Page and is subject to change if you modify your policy or attached riders. We perform an INLG Premium Test monthly to determine if you have made enough cumulative premium payments to keep the rider in effect. For further information on the Monthly INLG Premium, see “Termination and Reinstatement—No-Lapse Guarantees—Rider-Based Guarantees—Intermediate No-Lapse Guarantee (INLG) Rider.”
10	Loan interest accrues daily but is not deducted from the policy’s Cash Value. Any loan interest not paid when due will become part of the policy loan will also accrue interest. See “When Loan Interest is Due” for additional information.

The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2016. Fund expenses may be higher or lower in the future. More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)[1]
	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.20%	2.48%

(1)    Expressed as a percentage of average net assets for the fiscal year ended December 31, 2016. This information is provided by the Funds and their agents. The information is based on 2016 expenses. We have not verified the accuracy of this information.

(2)    Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, service fees, and other expenses.

DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Rebalancing.

Adjusted Total Premium: The total premiums paid minus any partial surrenders and any associated processing fees. This amount will never be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

Asset Allocation Model: A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by QS Investors, LLC and based primarily on investment risk.

Available Cash Value: The Cash Value less any unpaid loans. Any monthly deduction charges in excess of this amount will be deferred under the no-lapse guarantee or waived under both the Guaranteed Minimum Death Benefit Rider and the Intermediate No Lapse Guarantee Rider. See “Termination and Reinstatement—No-Lapse Guarantees” and “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Death Benefit (GMDB) Rider and –Intermediate No Lapse Guarantee (INLG) Rider” for more information.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value, less any surrender charges that may apply, less any unpaid loans and accrued interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.

Cash Value: The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Account and DCA Plus Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

Dollar-Cost Averaging Plus (“DCA Plus”) Account: The 12-month Dollar-Cost Averaging account used specifically for the DCA Plus option. The amount in the DCA Plus Account earns interest at a rate, which we declare periodically, but which will never be less than an annual rate of 2%. Interest accrues on a daily basis and is credited on each Monthly Deduction Day.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Face Amount: The dollar amount of life insurance under the base policy as selected by the policyowner at the time of issue. It equals the initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Fixed Account is supported by assets in NYLIAC’s General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make prior to the Initial Premium Transfer Date to this account.

GMAB Allocation Alternatives: The Investment Options currently available with the GMAB Rider as listed in “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider—Rider Eligibility and Investment Restrictions.”

GMAB Investment Divisions: The Investment Divisions currently available as GMAB Allocation Alternatives.

GMDB Required Premium: An amount equal to, on any Monthly Deduction Day, the cumulative sum of all Monthly GMDB Premiums from the Policy Date up to that Monthly Deduction Day (except for periods when the rider has been placed on an inactive status).

Good Order: We consider a request or transaction to be in “Good Order” if it complies generally with our administrative procedures, and the required information is complete and correct. We may delay or reject a transaction if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Guarantee Period: The first ten Policy Years.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Initial Premium Transfer Date: The date on which initial Net Premiums and any accumulated interest is transferred from the General Account to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. The Initial Premium Transfer Date is generally the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

INLG Required Premium: An amount equal to, on any Monthly Deduction Day, the cumulative sum of all Monthly INLG Premiums from the Policy Date up to that Monthly Deduction Day (except for periods when the rider has been placed on an inactive status).

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Investment Options: Policy investment options that consist of the Investment Divisions, the Fixed Account, and the DCA Plus Account.

IRC: Internal Revenue Code of 1986, as amended.

IRS: The Internal Revenue Service.

Issue Date: The date we issue the policy as specified on the Policy Data Page.

IVR: The Interactive Voice Response System, an automated 24-hour call-in service. You may contact the IVR toll-free by calling (800) 598-2019. See “Management and Organization—How to Reach Us for Policy Services” for more information.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Monthly Deduction Charges: The monthly contract charge, the cost of insurance charge, the Mortality and Expense Risk charge, the per Thousand Face Amount charge, and any applicable rider charges deducted from your policy’s Cash Value.

Monthly Deduction Day: The date that we deduct your monthly contract charge, the cost of insurance charge, the Mortality and Expense Risk charge, the per Thousand Face Amount charge, and any applicable rider charges from your policy’s Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the later of the Issue Date and the date we receive the full initial premium payment in Good Order. If the later of the Issue Date and the date we receive the full initial premium payment and the Policy Date of the policy are different, deductions made on the Monthly Deduction Day will include the monthly deductions that would have been made on each Monthly Deduction Day for the period from the Policy Date to the later of the Issue Date and the date we receive the full initial premium payment in Good Order, as if the policy were issued on the Policy Date.

Monthly GMDB Premium: An amount listed on the Data Page for the GMDB Rider. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. The GMDB Monthly Premium is recalculated based on any change in coverage, such as a Face Amount Increase or Decrease made under the policy (including those arising from a partial surrender) and any applicable riders, adding or deleting a rider, and/or a change in class of risk.

Monthly INLG Premium: An amount listed on the Data Page for the INLG Rider. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. The INLG Monthly Premium is recalculated based on any change in coverage, such as a Face Amount Increase or Decrease made under the policy (including those arising from a partial surrender) and any applicable riders, adding or deleting a rider, and/or a change in class of risk.

Mortality and Expense Risk: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

Net Amount at Risk: The difference between the Life Insurance Benefit divided by 1.0032737 and the policy’s Cash Value. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Net Premium: The balance of a premium payment after applicable sales expense, state premium tax, and federal tax charges have been deducted.

No-Lapse Guarantee Minimum Monthly Premium: An amount listed on the Policy Data Page. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. The No-Lapse Guarantee Minimum Monthly Premium is recalculated based on any change in coverage, such as a Face Amount Increase or Decrease made under the policy and any applicable riders, adding or deleting a rider, and/or a change in class of risk.

No-Lapse Guarantee Required Premium: An amount equal to, on any Monthly Deduction Day, the cumulative sum of all No-Lapse Guarantee Minimum Monthly Premiums from the Policy Date up to that Monthly Deduction Day.

Non-Qualified Policy: A variable universal life insurance policy that is not a Qualified Policy.

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIC: New York Life Insurance Company.

NYLIFE Distributors: NYLIFE Distributors, LLC.

NYLIFE Securities: NYLIFE Securities, LLC.

PIN: A Personal Identification Number.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.

Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

Portfolio(s): See “Eligible Portfolios”.

Qualified Plan: An employee benefit plan that is intended to qualify for special federal income tax treatment under Section 401(a) of the IRC.

Qualified Policy: A variable universal life insurance policy owned by a Qualified Plan.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.

Series 1: A policy that NYLIAC offered for sale prior to May 1, 2016. This policy is no longer offered for sale.

Series 2: A policy for which NYLIAC began accepting applications and premium payments beginning on May 1, 2016.

Surrender Charge Premium: The amount we use to calculate surrender charges, as set forth on the Policy Data Page.

Target Premium: An amount used to determine the premium expense charges to be deducted from your premium payment in a given Policy Year. The amount of the Target Premium is derived from the policy’s Face Amount and the insured’s age, gender, and risk class. The Target Premium may change if the policy’s Face Amount is increased or decreased or other policy changes.

VPSC: The Variable Products Service Center. You may contact the VPSC toll-free by calling (800) 598-2019, or by sending correspondence to the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). See “Management and Organization—How to Reach Us for Policy Services” for more information.

www.newyorklife.com: “My Account” on www.newyorklife.com provides up-to-date information through the Internet. See “Management and Organization—How to Reach Us for Policy Services” for more information.

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation

(a wholly-owned subsidiary of New York Life Insurance Company)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

The policy is offered by NYLIAC. Policy assets allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since June 4, 1993. The policy offers (1) life insurance protection, (2) a choice of Life Insurance Benefit options, (3) flexible premium payments where you decide the timing and amount of payment, (4) the ability to increase or decrease the policy’s Face Amount of insurance (within certain limits), (5) access to the policy’s Cash Surrender Value through loans and partial surrenders, and (6) the ability to invest in up to 21 Investment Options—including the Investment Divisions, the Fixed Account and/or the DCA Plus Account. For your convenience, you may also allocate your policy Cash Value in accordance with one of five Asset Allocation Models at no extra charge.

The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objectives and investment strategy. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. (See “State Variations” for details.)

ABOUT THE SEPARATE ACCOUNT

NYLIAC Variable Universal Life Separate Account-I is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account or DCA Plus Account, or any other separate account of NYLIAC.

The Separate Account currently includes the 64 Investment Divisions available under the policy. On the Initial Premium Transfer Date, Net Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

OUR RIGHTS

We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

Specifically, we reserve the right to:

●	add, close or remove any Investment Division;

●	create new separate accounts;

●	combine the Separate Account with one or more other separate accounts;

●	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

●	deregister the Separate Account under the 1940 Act;

●	manage the Separate Account under the direction of a committee or discharge such committee at any time;

●	transfer the assets of the Separate Account to one or more other separate accounts;

●	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account, in accordance with applicable law; and

●	change the name of the Separate Account.

(See the SAI for more information.)

THE FIXED ACCOUNT AND THE DCA PLUS ACCOUNT

The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the 1933 Act, and the Fixed Account and DCA Plus Account are not registered as investment companies under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account.

HOW TO REACH US FOR POLICY SERVICES

You can reach us by mail, by telephone or via the Internet.

●	Written Service Requests

Certain service requests are required to be in writing and all must be in Good Order. All written service requests must be sent to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed service requests, however we reserve the right to accept them at our discretion.

All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If your request is not in Good Order, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

●	Telephone Service Requests

For telephonic requests, or if you wish to speak to a Customer Service Representative, you can reach us by phone on our toll-free number (1-800-598-2019).

●	Online Service Requests

Certain service requests may be made online through “My Account” on www.newyorklife.com. For online requests, you may access “My Account” at www.newyorklife.com and enter your user name and password.

●	www.newyorklife.com and Interactive Voice Response (IVR) System

You can get up-to-date information about your policy and request transfers, allocation changes and loans online at www.newyorklife.com and through the IVR. Policies that are jointly owned may not request transactions through www.newyorklife.com or through the IVR. We may revoke online service and the IVR privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a PIN. Along with your Social Security number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security Number because our self-service options will be available to anyone who provides your Social Security Number and your PIN. We will not be able to verify that the person providing electronic service instructions via the IVR is you or is authorized by you.

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. Visit www.newyorklife.com, click on “My Account” and then click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com and the IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Transfers, allocation changes, and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

We make online service at www.newyorklife.com and the IVR available at our discretion. In addition, availability of online service or the IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

●	Online Service at www.newyorklife.com

Online service at www.newyorklife.com is available Monday through Friday, from 7 a.m. until 4 a.m., Saturdays from 7 a.m. to 10 p.m., and Sundays from 7 a.m. until 8 p.m. (Eastern Time).

By clicking on “My Account” at www.newyorklife.com you can:

●	e-mail your registered representative or the VPSC;

●	view and download statements;

●	obtain current policy values;

●	transfer assets between Investment Options;

●	change the allocation of future premium payments;

●	select an Asset Allocation Model;

●	change your address;

●	obtain service forms;

●	reset your password;

●	change your phone number or email address;

●	view, update and change revocable beneficiary information;

●	change bank account information for existing Check-O-Matic arrangements;

●	modify an existing Automatic Asset Rebalancing arrangement;

●	update your Investor Profile; and

●

sign up to receive future prospectuses, policyowner annual and semi-annual reports, quarterly policy summaries and federal tax forms for your policy. Electronic delivery is not available for policies that are owned by corporations, trusts, or organizations at this time.

●	IVR

The IVR is available at our toll-free number (800-598-2019) 24 hours a day, seven days a week.

The IVR enables you to:

●	obtain current policy values;

●	transfer assets between Investment Options;

●	change the allocation of future premium payments;

●	request a loan on your policy; and

●	speak with one or our Customer Service Representatives on any Business Day, Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time). We record all calls with Customer Service Representatives.

By sending a Telephone Request Form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), you can authorize a third party, including a joint policyowner, to access your policy information and to make fund transfers, allocation changes, and other permitted transactions on your behalf through a Customer Service Representative. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

NYLIAC does not permit current or former registered representatives to obtain authorization to effect policy transactions or access policy information through the Telephone Request Form.

Registered Representative Actions

You may authorize us to accept electronic instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among Investment Options, Automatic Asset Rebalancing (AAR) updates (if applicable), and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.

To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form in Good Order to the VPSC at one of the addresses noted on the first page of this prospectus (or any other address we indicate to you in writing). We may revoke or deny Trading Authorization privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. For information on how to initiate a transfer between Investment Divisions, or request a partial surrender, please refer to the sections titled “Transfers Among Investment Divisions, the Fixed Account and DCA Plus Account” or “Partial Surrenders” in this prospectus. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds’ shares may be available to certain other separate accounts we use to fund our variable annuity contracts offered by NYLIAC. This is called “mixed funding.” The Funds’ shares may also be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to Qualified Policies. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC—manages the MainStay VP Funds Trust and that was a factor in its selection.

We also receive payments or compensation from the Funds or their investment advisors, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing and administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Portfolios of each Fund, along with their advisors and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy’s Cash Value to an Investment Division corresponding to a particular Portfolio.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Funds Trust: MainStay VP Absolute Return Multi-Strategy—Initial Class	New York Life Investment Management LLC (or “New York Life Investments”)* Subadvisers: Candriam France S.A.S.*, Cushing® Asset Management, LP (“Cushing®”)* and MacKay Shields LLC (“MacKay”)*	• Seeks to achieve long-term growth of capital.
MainStay VP Balanced—Initial Class	New York Life Investments Subadvisers: NYL Investors LLC (“NYLI”) and MacKay	• Seeks total return.
MainStay VP Bond—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks total return.
MainStay VP Common Stock—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP Conservative Allocation—Initial Class	New York Life Investments	• Seeks current income and, secondarily, long-term growth of capital.
MainStay VP Convertible—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks capital appreciation together with current income.
MainStay VP Cornerstone Growth—Initial Class**	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP Cushing® Renaissance Advantage—Initial Class	New York Life Investments Subadviser: Cushing®	• Seeks total return.
MainStay VP Eagle Small Cap Growth—Initial Class	New York Life Investments Subadviser: Eagle Asset Management, Inc.	• Seeks long-term capital appreciation.
MainStay VP Emerging Markets Equity—Initial Class**	New York Life Investments Subadvisers: Candriam Belgium* and MacKay	• Seeks long-term capital appreciation.
MainStay VP Epoch U.S. Equity Yield (formerly MainStay VP ICAP Select Equity)—Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	• Seeks current income and capital appreciation.
MainStay VP Epoch U.S. Small Cap—Initial Class	New York Life Investments Subadviser: Epoch	• Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.
MainStay VP Floating Rate—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks high current income.
MainStay VP Government—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks current income.
MainStay VP Growth Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital.
MainStay VP High Yield Corporate Bond—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Income Builder—Initial Class	New York Life Investments Subadvisers: Epoch and MacKay	• Seeks current income consistent with reasonable opportunity for future growth of capital and income.
MainStay VP Indexed Bond—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.
MainStay VP International Equity—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP Janus Henderson Balanced—Initial Class	New York Life Investments Subadviser: Janus Capital Management LLC	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.
MainStay VP Large Cap Growth—Initial Class	New York Life Investments Subadviser: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.
MainStay VP MFS® Utilities—Initial Class	New York Life Investments Subadviser: Massachusetts Financial Services Company (“MFS”)	• Seeks total return.
MainStay VP Mid Cap Core—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP Moderate Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital, and secondarily, current income.
MainStay VP Moderate Growth Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital, and secondarily, current income.
MainStay VP PIMCO Real Return—Initial Class	New York Life Investments Subadviser: Pacific Investment Management Company LLC	• Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
MainStay VP S&P 500 Index—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.
MainStay VP Small Cap Core—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP T. Rowe Price Equity Income—Initial Class**	New York Life Investments Subadviser: T. Rowe Price Associates, Inc.	• Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.
MainStay VP U.S. Government Money Market (formerly MainStay VP Cash Management)—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks a high level of current income while preserving capital and maintaining liquidity.
MainStay VP Unconstrained Bond—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks total return by investing primarily in domestic and foreign debt securities.
MainStay VP VanEck Global Hard Assets—Initial Class	New York Life Investments Subadviser: Van Eck Associates Corporation	• Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
AB® Variable Products Series Fund, Inc.: AB® VPS Small/Mid Cap Value Portfolio—Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares	Invesco Advisers, Inc.	• Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.
Invesco V.I. International Growth Fund—Series I Shares	Invesco Advisers, Inc.	• Seeks long-term growth of capital.
American Funds Insurance Series®: American Funds IS® Blue Chip Income and Growth Fund—Class 2	Capital Research and Management Company	• Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
American Funds IS® Global Small Capitalization Fund—Class 2	Capital Research and Management Company	• Seeks long-term growth of capital.
American Funds IS® Growth Fund—Class 2	Capital Research and Management Company	• Seeks to provide growth of capital.
American Funds IS® New World Fund®—Class 2	Capital Research and Management Company	• Seeks long-term capital appreciation.
BlackRock® Variable Series Funds, Inc.: BlackRock® Global Allocation V.I. Fund—Class I (formerly Class III***)	BlackRock Advisors, LLC	• Seeks high total investment return.
BlackRock® High Yield V.I. Fund—Class I	BlackRock Advisors, LLC	• Seeks to maximize total return, consistent with income generation and prudent investment management.
BlackRock® iShares Alternative Strategies V.I. Fund—Class I	BlackRock Advisors, LLC	• Seeks to achieve long-term growth of capital and risk adjusted returns.
Columbia Funds Variable Series Trust II: Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	Columbia Management Investment Advisers, LLC Subadviser: Threadneedle International Limited	• Seeks to provide shareholders with total return.
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	Columbia Management Investment Advisers, LLC	• Seeks to provide shareholders with high total return through current income, and secondarily, through capital appreciation.
Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class	Delaware Management Company	• Seeks long-term capital appreciation.
Delaware VIP® Small Cap Value Series—Standard Class	Delaware Management Company	• Seeks capital appreciation.
Deutsche Variable Series II: Deutsche Alternative Asset Allocation VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	• Seeks capital appreciation.
Deutsche Small Mid Cap Value VIP—Class A	Deutsche Investment Management Americas Inc.	• Seeks long-term capital appreciation.
Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Shares	The Dreyfus Corporation	• Seeks capital appreciation.
Fidelity® Variable Insurance Products Funds: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (“FMR”) Subadvisers: FMR Co., Inc., an affiliate of FMR (“FMRC”), and other investment advisers	• Seeks long-term capital appreciation.
Fidelity® VIP Emerging Markets Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.
Fidelity® VIP Equity-Income Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers

•  Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Freedom 2020 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

Fidelity® VIP Freedom 2040 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Growth Opportunities Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks to provide capital growth.

Fidelity® VIP Mid Cap Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks long-term growth of capital.

Janus Aspen Series: Janus Henderson VIT Enterprise Portfolio—Institutional Shares	Janus Capital Management LLC	• Seeks long-term growth of capital.

Janus Henderson VIT Global Research Portfolio—Institutional Shares	Janus Capital Management LLC	• Seeks long-term growth of capital.

Legg Mason Partners Variable Equity Trust: ClearBridge Variable Appreciation Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	• Seeks long-term appreciation of capital.

MFS® Variable Insurance Trust: MFS® Investors Trust Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	• Seeks capital appreciation.

MFS® New Discovery Series—Initial Class	MFS	• Seeks capital appreciation.

MFS® Research Series—Initial Class	MFS	• Seeks capital appreciation.

MFS® Variable Insurance Trust II: MFS® International Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.

Morgan Stanley Variable Insurance Fund, Inc.: Morgan Stanley VIF U.S. Real Estate Portfolio (formerly UIF U.S. Real Estate Portfolio)—Class I	Morgan Stanley Investment Management Inc.

•  Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	Neuberger Berman Investment Advisers LLC	• Seeks growth of capital.

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	Pacific Investment Management Company LLC (“PIMCO”)	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio—Institutional Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Total Return Portfolio—Institutional Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

*An affiliate of NYLIAC.

**Premiums or transfers will only be accepted into this Investment Division from policyowners already invested in this Investment Division. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

***As of the date hereof, NYLIAC substituted shares of BlackRock® Global Allocation V.I. Fund—Class III (the “Prior Fund”) with shares of BlackRock® Global Allocation V.I. Fund—Class I (the “Replacement Fund”). Your allocation in the Prior Fund has been redeemed to purchase accumulation units in the Replacement Fund. All policyowners affected by the substitution will receive a written confirmation of the transactions. All expenses incurred in connection with the substitutions will be paid by NYLIAC or an affiliate. You will not incur any fees or charges or any tax liability because of the substitution. Neither your Cash Value nor your Life Insurance Benefit will change as a result of the substitution. As of the date hereof, no new premium payment allocations of transfers will be accepted into the Prior Fund.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios or any Asset Allocation Model. NYLIAC is not responsible for choosing the Investment Divisions, the amounts allocated to each, or the Asset Allocation Model that is selected. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios or Asset Allocation Model you have chosen. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. (For factors bearing on selection of an Asset Allocation Model, see “Management and Organization—Asset Allocation Models” below.) After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 Investment Options for Net Premium payments from the 64 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. Your choice of Investment Options may be limited if you elect certain benefits or riders. You can transfer all or part of the Cash Value of your policy among the Investment Options tax-free and within the limits described in this prospectus. For your convenience, you may also allocate your policy Cash Value in accordance with one of five Asset Allocation Models at no extra charge.

The Investment Divisions offered through the VUL policies and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.

Although we do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and repurchase agreements secured by government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals, and benefit payments from the portfolio.

Additions, Deletions, or Substitutions of Investments

We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another Portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under the 1940 Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account, as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

ASSET ALLOCATION MODELS

One or more Asset Allocation Models are made available by us in connection with the policy, at no extra charge. The Asset Allocation Models are designed and intended to be used within the context of your relationship with your registered representative. Currently, you can work with your registered representative to select one of five (5) Asset Allocation Models, with each specifying percentage allocations across various Investment Divisions available through your policy. Each Model corresponds with one of the five Investment Objectives identified in your Investor Profile. If you wish to allocate your policy’s Cash Value in accordance with an Asset Allocation Model, you may do so by calling us toll-free at 1 800-598-2019, visiting www.newyorklife.com and clicking on “My Account”, or by notifying us in writing at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), subject to model availability. On the Initial Premium Transfer Date, we will allocate your policy’s Cash Value in accordance with the percentages specified below for the Model you select. The Models are comprised only of available Investment Divisions and do not include allocations to the Fixed Account.

Each Asset Allocation Model is designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. Working with your registered representative, you can use the Asset Allocation Models to help you diversify your policy Cash Value among asset classes to seek to attain an investment goal and reduce volatility over the long term.

If you wish to allocate your policy’s cash value in accordance with an Asset Allocation Model, you should consult with your registered representative who can help you evaluate the Asset Allocation Models and their attendant risks and select an Asset Allocation Model that is suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representatives, we have no discretionary authority or control over your investment decisions. We make available educational information and materials (e.g., an Investor Profile and Fund prospectuses) that can help you and your registered representative select an Asset Allocation Model. Consequently, you, along with your registered representative, are responsible for your decision to allocate your policy’s Cash Value in accordance with the Asset Allocation Models and for your selection of the Asset Allocation Model that is best for you. Tools used to assess your risk tolerance and investment objective, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time.

The following Asset Allocation Models are available for allocation on or after May 1, 2018:

Conservative

20% MainStay VP Balanced – Initial Class	20% MainStay VP Bond – Initial Class

20% MainStay VP Government – Initial Class	15% MainStay VP PIMCO Real Return – Initial Class

10% MainStay VP Conservative Allocation – Initial Class	10% MainStay VP Income Builder – Initial Class

5% MainStay VP High Yield Corporate Bond – Initial Class

Moderately Conservative

10% MainStay VP Bond – Initial Class	10% PIMCO VIT Total Return Portfolio – Institutional Class

10% BlackRock® iShares® Alternative Strategies V.I. Fund – Class I	9% MainStay VP Indexed Bond – Initial Class

8% MainStay VP Government – Initial Class	7% MainStay VP High Yield Corporate Bond – Initial Class

6% MainStay VP PIMCO Real Return – Initial Class	5% MainStay VP Mid Cap Core – Initial Class

5% MainStay VP S&P 500 Index – Initial Class	5% American Funds IS® Blue Chip Income and Growth Fund –

5% Columbia Variable Portfolio – Emerging Markets Bond Fund –	Class 2

Class 1	5% Fidelity® VIP Equity Income Portfolio – Initial Class

5% MFS® Investors Trust Series – Initial Class	5% MFS® Research Series – Initial Class

5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) –

Institutional Class

Moderate

10% MainStay VP S&P 500 Index – Initial Class	10% BlackRock® iShares® Alternative Strategies V.I. Fund – Class I

8% MainStay VP Bond – Initial Class	7% MainStay VP High Yield Corporate Bond – Initial Class

7% MainStay VP Indexed Bond – Initial Class	7% PIMCO VIT Total Return Portfolio – Institutional Class

6% MainStay VP Government – Initial Class	5% MainStay VP Mid Cap Core – Initial Class

5% MainStay VP PIMCO Real Return – Initial Class	5% American Funds IS® Blue Chip Income and Growth Fund –

5% American Funds IS® New World Fund® – Class 2	Class 2

5% Fidelity® VIP Equity Income Portfolio – Initial Class	5% Columbia Variable Portfolio – Emerging Markets Bond Fund –

5% MFS® Investors Trust Series – Initial Class	Class 1

5% MFS® International Value Portfolio – Initial Class	5% MFS® Research Series– Initial Class

Moderately Aggressive

10% MainStay VP S&P 500 Index – Initial Class	10% BlackRock® iShares® Alternative Strategies V.I. Fund – Class I

7% MainStay VP High Yield Corporate Bond – Initial Class	7% MainStay VP Mid Cap Core – Initial Class

7% American Funds IS® Blue Chip Income and Growth Fund –	7% PIMCO VIT Total Return Bond Portfolio – Institutional Class

Class 2	6% MFS® Investors Trust Series – Initial Class

6% MainStay VP Bond – Initial Class	5% MainStay VP PIMCO Real Return – Initial Class

5% MainStay VP International Equity – Initial Class	5% ClearBridge Variable Appreciation Portfolio – Class I

5% American Funds IS® New World Fund® – Class 2	5% Fidelity® VIP Equity Income Portfolio – Initial Class

5% Columbia Variable Portfolio – Emerging Markets Bond Fund –	5% MFS® Research Series– Initial Class

Class 1

5% MFS® International Value Portfolio – Initial Class

Aggressive

10% MainStay VP S&P 500 Index – Initial Class	10% BlackRock® iShares® Alternative Strategies V.I. Fund – Class I

8% American Funds IS® Blue Chip Income and Growth Fund -	8% Janus Henderson VIT Global Research Portfolio –

Class 2	Institutional Shares

7% MainStay VP Mid Cap Core – Initial Class	6% Fidelity® VIP Emerging Markets Portfolio – Initial Class

6% MFS® Investors Trust Series – Initial Class	5% MainStay VP High Yield Corporate Bond – Initial Class

5% MainStay VP International Equity – Initial Class	5% American Funds IS® New World Fund® – Class 2

5% Columbia Variable Portfolio – Emerging Markets Bond Fund –	5% ClearBridge Variable Appreciation Portfolio – Class I

Class 1

5% Fidelity® VIP Contrafund® Portfolio – Initial Class	5% Fidelity® VIP Equity Income Portfolio – Initial Class

5% MFS® International Value Portfolio – Initial Class	5% MFS® Research Series – Initial Class

The weighted average of expenses for the 2018 Asset Allocation Models are: Conservative X.XX%; Moderately Conservative X.XX%; Moderate X.XX%; Moderately Aggressive X.XX%; and Aggressive X.XX%. All averages are based on the management fees, administrative fees and other expenses for all relevant Investment Divisions as of December 31, 2017. Future fees and expenses may be higher.

Initial Premium Allocation and Restrictions

If you elect to allocate your policy’s Cash Value in accordance with an Asset Allocation Model at the time your policy is issued, the full amount of your initial premium payment will be allocated to the Investment Divisions in the percentages designated in the Asset Allocation Model you select. Any subsequent premium payments you make will also be allocated according to your Asset Allocation Model, unless you instruct us otherwise in writing.

Because the Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Interest Sweep or Expense Allocation options as long as your Cash Value is allocated exclusively to an Asset Allocation Model. You also may not elect the Dollar Cost Averaging option as long as you are allocated to an Asset Allocation Model. If you have elected the GMAB Rider, you may only elect the Conservative Asset Allocation Model as that Model is composed entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives required by the GMAB Rider. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider—Rider Eligibility and Investment Restrictions” for more information.)

Transfers and Ongoing Allocations to the Models

You may transfer your policy’s Cash Value out of the Investment Divisions associated with an Asset Allocation Model at any time, reallocating the Cash Value to other Investment Divisions, a different Asset Allocation Model (subject to availability), or the Fixed Account. If you have elected the GMAB Rider, these transfers will be subject to the investment restrictions required by that Rider. If you wish to remove funds from your current Asset Allocation Model, and/or allocate funds to another Model, you may do so by calling us toll free at 1-800-598-2019, visiting www.newyorklife.com and clicking on “My Account”, or by notifying us in writing at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), subject to model availability. All transfers into, or out of, the Investment Divisions associated with an Asset Allocation Model will count as one transfer and are subject to the conditions and restrictions listed in “Description of the Policy” below. If you elect to allocate your initial Net Premium payment to the DCA Plus Account, we will make monthly transfers in accordance with your instructions from the DCA Plus Account into the Investment Divisions associated with the Asset Allocation Model you have chosen.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Separate Account Cash Value that is allocated to each Investment Division included in the Asset Allocation Model you select may not remain at the initial percentages set forth above. To keep your Separate Account Cash Value at these initial percentages in line with your current Investment Objective, consider choosing the Automatic Asset Rebalancing (AAR) option. (See “Description of the Policy—Options Available at No Additional Charge—Automatic Asset Rebalancing” for more information.)

You should review the Model you have selected periodically to determine whether it is still appropriate for you.

Changes to Asset Allocation Models

The Asset Allocation Models are static. This means that the underlying Investment Divisions within each Asset Allocation Model will not change over time, however gains and/or losses from the Investment Divisions in a model will cause the model’s original percentages to shift. You may rebalance your allocation(s) to an Asset Allocation Model to reflect the model’s original percentages by calling us toll-free at 1-800-598-2019, by notifying us in writing, or by choosing the AAR option.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will notify you if we offer new Asset Allocation Models, if there is a material change in our arrangement with our Asset Allocation Model designer, or if we terminate our Asset Allocation Model program. We will not reallocate your policy’s Cash Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations, or closures. We will notify you in writing of any such events.

You may obtain information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any model you have selected is still suitable for you. In some instances, there may be Asset Allocation Models that are no longer available after you remove your funds from them. If an Asset Allocation Model is closed to new investments and you have funds allocated to it, you may rebalance your existing funds in the model as specified above. You may change your model allocations at any time and reallocate the funds to other Investment Divisions or another Asset Allocation Model, subject to investment restrictions for maintaining certain optional riders.

The Asset Allocation Models were designed on our behalf, and provided to us by an unaffiliated third-party investment adviser, QS Investors, LLC (“QS Investors”), a subsidiary of Legg Mason, Inc. QS Investors provided research and business support services relating to the Asset Allocation Models and selected the Investment Divisions to populate each Model from information that we provided about the available Investment Divisions. The Asset Allocation Models are general in nature and not tailored or personalized for you. We are QS Investor’s sole client with respect to the Asset Allocation Models. Furthermore, QS Investors designed the Asset Allocation Models earlier this year for availability as of the date of this prospectus, and is not responsible for updating the models in response to market and economic conditions or other factors. QS Investors has authorized us to make the Asset Allocation Models available for use in connection with the policy. The Asset Allocation Models are designed and intended for use within the context of relationships between registered representatives and their clients. New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust, provided asset allocation models prior to May 1, 2018 (the “Former Asset Allocation Models”).

The Asset Allocation Models currently offered on or after May 1, 2018 are available to all policyholders. Any previously offered Asset Allocation Models are available only to those policyholders who allocated to those models when such models were offered. You can select only one Asset Allocation Model at a time. If you transfer out of an Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model.

We reserve the right to terminate or change the Asset Allocation Model program at any time.

Investment Risks

An Asset Allocation Model may not perform as intended and it may not achieve its intended investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single Investment Option or any combination of Investment Options that you may select. Asset allocation does not guarantee that your Cash Value will increase or protect against losses. In addition, the timing of your investment and any transfers made may affect performance.

Rebalancing and periodic updating of Asset Allocation Models can cause the Investment Divisions that make up the Model to undertake efforts to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund included in an Asset Allocation Model, see that Fund’s prospectus.

Conflicts of Interest

QS Investors received a fee from NYLIAC to design the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors is subject to competing interests that may have influenced its design of the Asset Allocation Models. For example, because affiliates of QS Investors advise Legg Mason Partners Variable Equity Trust (the “Legg Mason Trust”), QS Investors and the Legg Mason Trust may benefit from including the ClearBridge Variable Appreciation Investment Division in one or more of the Asset Allocation Models. Payment from NYLIAC to QS Investors to design the Asset Allocation Models may also influence QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in these Asset Allocation Models. QS Investors may not have included certain Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. QS Investors considered many factors in selecting Investment Divisions for the Asset Allocation Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investments is also subject to competing interests that impact the composition of the Asset Allocation Models as well as its design of the Former Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the Asset Allocation Models and Former Asset Allocation Models. MainStay VP Investment Divisions represent a significant percentage of the Asset Allocation Models and the Former Asset Allocation Models because they constitute the preponderance of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the Former Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a Former Asset Allocation Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models and the Former Asset Allocation Models.

INVESTMENT RETURN

The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account and/or DCA Plus Account.

The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one Valuation Day to the end of the next Valuation Day.

We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 2%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All Net Premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the applicable loaned amount rate or the unloaned amount rate in effect on the Business Day we receive the premium payment or process the transfer. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest accrues daily and is credited on each calendar day.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account holds in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)

DEDUCTIONS FROM PREMIUM PAYMENTS

When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and state premium tax charge. If your policy is a Non-Qualified Policy, we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE

Target Premium—We deduct, from any premium payment, a sales expense charge based on the age of your policy and your policy’s Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. Your Target Premium will be adjusted if you change the Face Amount of your policy.

●

Premiums up to the Target Premium—In each of Policy Years 1-10, we currently deduct an annual sales expense charge of 4.75% of premium payments up to the Target Premium. In Policy Years 11 and beyond, we currently deduct 4.25% of premium payments up to the Target Premium.

●

Premiums over the Target Premium—Once premium payments equal to the Target Premium for a given Policy Year have been paid (the “Annual Target Premium Threshold”), we currently deduct a reduced sales expense charge of 1.75% from any additional premiums paid in Policy Years 1-5; 0.75% from any additional premiums paid in Policy Years 6-10; and 0.25% from any additional premiums paid in Policy Years 11 and beyond.

●

Guaranteed Maximum—We can change the amount of the sales expense charge at any time, but we guarantee that the charge we deduct will never exceed 4.75% of any premiums paid in all policy years up to the Target Premium. Once premium payments exceed the Annual Target Premium Threshold, we guarantee that any sales expense charge we deduct will never exceed 1.75% of any additional premiums paid in all policy years.

●

Timing of Premium Payments—Because the amount of sales expense charge deducted is based on the Target Premium, the timing of premium payments may affect the amount of such charges actually deducted from your premium payments, both over time and in any given Policy Year. The examples below describe how current sales expense charges may vary for premium payments received during one policy year versus another.

The amount of compensation received by your registered representative will vary depending on the amount of the sales expense charge deducted from your policy. Generally, higher amounts of sales expense charges will result in additional compensation to the registered representative.

●	Payments in Excess of Target Premium

As noted above, in any given Policy Year, once the premiums you have paid exceed the Annual Target Premium Threshold, we will deduct a reduced sales expense charge (1.75% vs. 4.75% for Policy Years 1-5, 0.75% vs. 4.75% for Policy Years 6-10, and 0.25% vs. 4.25% for Policy Years 11 and beyond) from additional premium payments made in that Policy Year. However, if those same premium payments were made in the following Policy Year, they would be counted as Target Premium and would, once again, be subject to the current sales expense charge of 4.75% (for Policy Years 1-10) or 4.25% (for Policy Years 11 and beyond) up to the Target Premium for that Policy Year.

For example, for a policy with an anniversary of January 1 and a Target Premium of $1,000:

●	If, on December 1 of Policy Year 1, you make a $500 premium payment in excess of the Target Premium, we would deduct a reduced sales expense charge on that payment of $500 x 0.0175 or $8.75.

●

If, instead, you make the same $500 premium payment on February 1 of Policy Year 2, we would deduct a current sales expense charge on that payment of $500 x 0.0475 or $23.75. This premium payment would be ineligible for a reduced sales expense charge, as the Annual Target Premium Threshold for Policy Year 2 had not yet been met.

The difference in current sales expense charges deducted on this payment—$8.75 versus $23.75—is due to the interaction between payment timing and the Target Premium. If the payment is made in the same Policy Year in which the Annual Target Premium Threshold has already been satisfied, it will be subject to lower sales expense charges than if made in a Policy Year in which the Annual Target Premium Threshold has not yet been met.

●	Effect of Step-Down in Sales Expense Charges at Policy Years 6 and Beyond

As noted above, because current sales expense charges step down from Policy Years 5 to 6, and again at Policy Years 10 to 11, the timing of a premium payment during this period will affect the sales expense charges assessed for a given premium amount. For example, for a policy with a Target Premium of $1,000:

●	If you made an annual premium payment of $1,500 in Policy Year 5, the sales expense charge would be:

a) 4.75% of the premiums paid up to your Target Premium—$1,000 x 0.0475 or $47.50; plus

b) 1.75% of the premiums paid in excess of your Target Premium—$500 x 0.0175 or $8.75.

The total annual sales expense charge deducted in Policy Year 5 would be $56.25.

●	If, instead, you made the same annual premium payment of $1,500 in Policy Year 6, the sales expense charge would be:

a) 4.75% of the premiums paid up to your Target Premium—$1,000 x 0.0475 or $47.50; plus

b) 0.75% of the premiums paid in excess of your Target Premium—$500 x 0.0075 or $3.75.

The total annual sales expense charge deducted in Policy Year 6 would be $51.25.

The difference in total annual sales expense charges deducted—$56.25 versus $51.25—is due to the reduced sales expense charge applicable to premiums paid in Policy Year 6 versus those paid in Policy Year 5.

As these two examples demonstrate, the timing of your premium payment may affect the amount of current sales expense charges that we will deduct from such payments. Consequently, you should carefully consider these issues when deciding in which Policy Year to make your premium payments.

STATE PREMIUM TAX CHARGE

●

We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law. This charge may not reflect the actual premium tax charged in your state. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

●

For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

DEDUCTIONS FROM CASH VALUE

Each month, we will deduct a monthly contract charge, a cost of insurance charge, a Mortality and Expense Risk charge, a per Thousand Face Amount charge, and a rider charge for the cost of any additional riders from your policy’s Cash Value. If you have elected the Expense Allocation option, the policy charges will be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account and/or the DCA Plus Account.

We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment and underwriting approval in Good Order. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including collecting premium, recordkeeping, processing claims, and communicating with policyowners.

We currently deduct a monthly contract charge of $15 per month in Policy Years 1 through 10 and $10 per month in Policy Years 11 and beyond. We guarantee that this charge will never exceed $15 per month in all Policy Years.

CHARGE FOR COST OF INSURANCE PROTECTION

On each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge is equal to (1) multiplied by the result of (2) minus (3), where:

(1) Is the monthly cost of insurance rate per $1,000 of Net Amount at Risk;

(2) Is the number of thousands of Life Insurance Benefit divided by 1.0032737; and

(3) Is the number of thousands of Cash Value as of the Monthly Deduction Day (before Monthly Deduction Charges are subtracted).

The Net Amount at Risk is (2) minus (3).

The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. The Cash Value varies based upon the performance of the Investment Divisions selected, interest credited to the Fixed Account and DCA Plus Account, outstanding loans (including loan interest), charges, premium payments, and any non-guaranteed Persistency Credit that we may pay (for Series 2). We determine the initial rate of the monthly cost of insurance based upon our underwriting of your policy. This determination is based on various factors including, but not limited to, the insured’s issue age, gender, underwriting class, Policy Year, and Face Amount. We may change these rates from time to time, based on changes in future expectations of various factors, including, but not limited to, mortality, investment income, expenses, and persistency. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for your policy. Your cost of insurance charge may vary from month to month depending on changes in the cost of insurance rates and the Net Amount at Risk. We calculate the cost of insurance charge separately for the initial Face Amount and any increase in the Face Amount. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured’s issue age is 17 or younger, we base the guaranteed rates on the 2001 Commissioner’s Standard Ordinary Mortality Table, Unismoke version. If the insured’s issue age is 18 or older and is in a standard or better underwriting class, we base the guaranteed rates on the 2001 Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured’s underwriting class.

MORTALITY AND EXPENSE RISK CHARGE

●	Current—We deduct a monthly Mortality and Expense Risk charge based on Separate Account Cash Value and policy duration. The current charge ranges from 0.55% per year in Policy Year 1 to as low as

0.15% in Policy Years 21 and later.

●	Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.75%, or $7.50 per $1,000, of the Separate Account Value.

If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sales of the policies.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE

We currently deduct a monthly per thousand Face Amount charge during the first 10 Policy Years that varies based on risk class, gender, issue age, policy duration, and Face Amount. We guarantee that the per thousand charge will never exceed $1.56863 per thousand of Face Amount during the first 20 Policy Years and will be $0 thereafter. We separately calculate the monthly per thousand Face Amount charge (including its duration) for the initial Face Amount and any increase in the Face Amount.

RIDER CHARGES

Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific charges, see “Table of Fees and Expenses.”)

EXPENSE ALLOCATION

With the Expense Allocation option, you choose how to allocate deductions from the Cash Value. These include the monthly contract charge, the monthly cost of insurance charge, the Mortality and Expense Risk charge, the per thousand Face Amount charge, and the monthly cost of any riders on the policy. You can instruct us at the time of the application, and any time thereafter, to have expenses deducted from the MainStay VP U.S. Government Money Market Investment Division, the unloaned portion of the Fixed Account, or a combination of the two.

If the values in the MainStay VP U.S. Government Money Market Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and any unloaned portion of the Fixed Account and/or DCA Plus Account.

Because the Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Expense Allocation option as long as your Cash Value is allocated exclusively to an Asset Allocation Model.

SEPARATE ACCOUNT CHARGES

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses. (See “Table of Fees and Expenses—Annual Portfolio Company Operating Expenses” for more information.)

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules, including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.

TRANSACTION CHARGES

SURRENDER CHARGES

The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy, or if you decrease the Face Amount of your policy (including a decrease in the Face Amount that results from changing the Life Insurance Benefit option or from a partial surrender) during the first 10 Policy Years, or within ten years after you increase the Face Amount, we will deduct a Surrender Charge. The maximum charge will be the lesser of (a) or (b), where (a) equals 50% of the total premiums paid under the policy and (b) a percentage (which changes by duration) of the Surrender Charge Premium as shown in the table below. Since the percentage used to calculate (b) is lower in later Policy Years, the maximum Surrender Charge is reduced over time.

Policy Year	Percentage Applied
1	94%
2	89%
3	84%
4	80%
5	75%
6	62%
7	49%
8	36%
9	23%
10	10%
11+	0%

For example, a Male insured age 40, Preferred class, with a planned annual premium of $3,500 and a Surrender Charge Premium of $6,270 for a Face Amount of $250,000, who has elected Life Insurance Benefit Option 1 would pay a Surrender Charge of $1,750 if he surrenders his policy at the end of the first Policy Year. The Surrender Charge in this example is calculated as the lesser of (a) or (b) as follows:

(a) = 50% of $3,500 = $1,750; and

(b) = 94% of Surrender Charge Premium = $5,893.80.

Since (a) is less than (b), the Surrender Charge would be $1,750.

If the policy remains in force, no Surrender Charge is assessed. See the SAI for an additional example of how the Surrender Charge is calculated.

PARTIAL SURRENDER FEE

When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender.

TRANSFER FEE

We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

LOAN CHARGES

We currently charge an effective annual loan interest rate of 3% in Policy Years 1-10 and 2% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans.

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. We guarantee that the interest rate we credit on loaned amounts will always be at least the guaranteed minimum interest rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. (See “Loans” for more information.)

RIDER CHARGES

A monthly charge will be deducted if any of the following riders are in effect: the Guaranteed Minimum Death Benefit Rider, the Intermediate No Lapse Guarantee Rider, the Life Extension Benefit Rider (beginning at age 90), the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Term Insurance on Other Covered Insured Rider, the Guaranteed Minimum Accumulation Benefit Rider, or the Waiver of Specified Premium Rider. See “Table of Fees and Expenses” for more information.

A one-time charge will be applied if you exercise the Living Benefits Rider or the Overloan Protection Rider. A one-time payment may also be required if you exercise the Insurance Exchange Rider. See “Table of Fees and Expenses” for more information.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the Policy: the policyowner(s), the insured, and the beneficiary(ies). One individual can have one or more of these roles. Each party plays an important role in a Policy.

POLICYOWNER: This person (persons) or entity can purchase and surrender a policy, and can make changes to it, such as:

●	increase/decrease the Face Amount

●	choose a different Life Insurance Benefit Option (except that a change cannot be made to Option 3)

●	choose/add/delete riders

●	change a beneficiary

●	choose/change underlying Investment Options

●	take a loan against or take a partial surrender from the Cash Surrender Value of the policy.

The current policyowner (on Non-Qualified Policies) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in Good Order and be sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well. Purchasers of Qualified Policies should carefully consider the costs and benefits of the policy (such as the death benefit and rider benefits) before purchasing a policy because the tax-favored arrangement of qualified accounts themselves provide for tax-deferral on any growth.

INSURED: This individual’s personal information determines the cost of the life insurance coverage. The policyowner also may be the insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named insured, and pays Policy Proceeds when the insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options; (3) access to the policy’s Cash Surrender Value through loans and partial surrender privileges (within limits); (4) the ability to increase or decrease the policy’s Face Amount of insurance; (5) a no-lapse guarantee that the policy will not lapse during the first 10 Policy Years if the specified minimum monthly premiums have been paid; (6) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, consisting of 64 Investment Divisions, a Fixed Account with a guaranteed minimum interest rate, and a DCA Plus Account with a guaranteed minimum interest rate. For your convenience, you may also allocate your policy Cash Value in accordance with one of five Asset Allocation Models at no extra charge.

We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the insured dies. During the first 10 Policy Years we guarantee that the policy will not lapse so long as it passes the No-Lapse Guarantee Premium Test. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions. See “Termination and Reinstatement—No-Lapse Guarantees—Policy No-Lapse Guarantee” for more information.

The policy offers you a choice of: (1) a Life Insurance Benefit equal to the greater of the Face Amount of your policy or a percentage of the Cash Value equal to the minimum necessary for this policy to qualify as life insurance under IRC Section 7702, (2) a Life Insurance Benefit which varies and is equal to the greater of the sum of your policy’s Face Amount and Cash Value or a percentage of the Cash Value equal to the minimum necessary for this policy to qualify as life insurance under IRC Section 7702, or (3) a Life Insurance Benefit that varies and is equal to the greater of the sum of your policy’s Face Amount and the Adjusted Total Premium or a percentage of the Cash Value equal to the minimum necessary for this policy to qualify as life insurance under IRC Section 7702. If you choose Life Insurance Benefit Option 2, the Life Insurance Benefit will increase or decrease depending on the performance of the Investment Options you select. If you choose Life Insurance Benefit Option 3, the Life Insurance Benefit will increase or decrease depending on the premiums paid and any partial surrenders taken. However, in no event will your policy’s Life Insurance Benefit be less than the Face Amount of your policy. The death benefit proceeds will be reduced by any outstanding loans and accrued interest and any due and unpaid charges.

HOW THE POLICY IS AVAILABLE

The policy is available as a Non-Qualified Policy. At times, NYLIAC has made the policy available as a Qualified Policy to Qualified Plans. Qualified Policies are issued on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified Policies.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us. (See “Premiums” for more information.)

CASH VALUE

The Cash Value of this policy at any time is equal to the Separate Account Value plus the value in the Fixed Account and DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy’s Cash Value, including, but not limited to:

●	the amount and frequency of the premium payments;

●	the investment experience of the Investment Divisions you choose;

●	the interest credited on the amount in the Fixed Account and DCA Plus Account;

●	any non-guaranteed Persistency Credits that we may pay (for Series 2);

●	the amount of any partial surrenders you make (including any charges you incur as a result of such surrenders); and

●	the amount of charges we deduct.

The Cash Value is not necessarily the amount you receive when you surrender your policy. (See “Surrenders” for details about surrendering your policy.)

INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for our list of available Investment Divisions), the Fixed Account, and within limits, the DCA Plus Account, based on your instructions. You can choose a maximum of 21 Investment Options for Net Premium payments from among the 64 Investment Divisions, the Fixed Account and/or DCA Plus Account. Your choice of Investment Options may be limited if you elect certain benefits or riders. For your convenience, you may also allocate your Net Premium payments in accordance with one of five Asset Allocation Models at no extra charge.

NON-GUARANTEED PERSISTENCY CREDIT (FOR SERIES 2 ONLY)

Policies applied for on or after May 1, 2016 may be eligible to receive a persistency credit. Beginning in Policy Year 16 on your Persistency Credit Start Date (as specified in your Non-Guaranteed Persistency Credit Endorsement Data Page), we may apply a persistency credit to the policy’s Cash Value on each Monthly Deduction Day.

If the persistency credit is paid, it will be calculated on each Monthly Deduction Day as follows:

1.	After net premiums are applied and any loan, transfer or surrender requests are processed, but before Monthly Deduction Charges are deducted, and

2.	As a percentage up to the Maximum Persistency Credit Percentage (monthly rate), multiplied by your policy’s Cash Value, excluding the portion of the Fixed Account that is securing any unpaid loan(s).

The persistency credit that we expect to pay on a monthly basis is 0.02916% (0.35% annualized) of the unloaned portion of your policy’s Cash Value. If it is paid, it will be applied proportionally to the Cash Value in each of the Investment Divisions and the unloaned portion of the Fixed Account. For tax purposes, the persistency credit is considered investment experience, not premium.

If paid, the persistency credit will end when your policy ends or is terminated. See “Termination and Reinstatement” for more information.

Your policy’s persistency credit is not guaranteed except in New York, and we may discontinue the feature at any time. For more information on the persistency credit, you may ask your registered representative to provide a personalized illustration. Policies applied for before May 1, 2016 are not eligible for the persistency credit.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.

AMOUNT IN THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

You can choose to allocate all or part of your Net Premium payments to the Fixed Account and, within limits, to the DCA Plus Account. Allocations to the DCA Plus Account may be made only during the first year following the Initial Premium Transfer Date.

The amount you have in the Fixed Account and/or DCA Plus Account equals:

(1) the sum of the Net Premium payments you have allocated to the Fixed Account and/or DCA Plus Account;

plus	(2) any transfers you have made from the Separate Account to the Fixed Account (no transfers can be made into the DCA Plus Account);

plus	(3) any interest credited to the Fixed Account and/or DCA Plus Account;

plus	(4) any non-guaranteed Persistency Credit that we may pay to the Fixed Account and/or DCA Plus Account (for Series 2);

less	(5) any partial surrenders taken from the Fixed Account and/or DCA Plus Account;

less	(6) any charges we have deducted from the Fixed Account and/or DCA Plus Account;

less	(7) any transfers you have made from the Fixed Account and/or DCA Plus Account to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash

Value to a maximum of 21 of the 64 Investment Divisions, the Fixed Account and/or the DCA Plus Account. You may also allocate policy Cash Value in accordance with one of five Asset Allocation Models. Your choice of Investment Options may be limited if you elect certain benefits or riders. If you elect the Guaranteed Minimum Accumulation Benefit Rider, transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these transfers. (See “The Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)

You can request a transfer under the following conditions:

●

Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (1) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (2) $5,000. This means, for example, if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.

During any period when the interest rate credited on the unloaned amount in the Fixed Account is equal to the guaranteed minimum interest rate for that Account, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5,000. This limit, however, will not apply if the insured was age 80 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options as a transfer toward these maximum limits. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.

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Minimum Transfer—The minimum amount you can transfer from the Investment Divisions or from the Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account.

Minimum transfer limitations do not apply on transfers made from the DCA Plus Account to the Investment Divisions or the Fixed Account.

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Minimum Remaining Value—If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.

●

Transfer Charge—We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these Investment Options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Rebalancing, DCA Plus, and Interest Sweep options as a transfer toward the twelve transfer limit.

●	How to request a transfer:

(1)	submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

(2)	use the IVR system at 800-598-2019;

(3)	speak to a customer service representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or

(4)	make your request online at www.newyorklife.com by clicking on “My Account”.

We do not currently accept faxed or e-mailed transfer requests, however we reserve the right to accept them at our discretion. Transfer requests received after 4:00 p.m. Eastern Time on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. (See “Management and Organization—How to Reach Us for Policy Services” for more information.)

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

●	reject a transfer request from you or from any person acting on your behalf

●	restrict the method of making a transfer

●	charge you for any redemption fee imposed by an underlying Fund

●	limit the dollar amount, frequency or number of transfers.

Currently, if you or someone acting on your behalf requests either by telephone or electronically transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received in Good Order by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions on the Initial Premium Transfer Date, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy immediately after funds have been transferred to the MainStay VP U.S. Government Money Market Investment Division on the Initial Premium Transfer Date, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

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We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

●	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order we submit may reflect one or more transfer requests from policyowners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

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Other insurance companies, which invest in the Eligible Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable Investment Options correspond to the affected underlying Eligible Portfolios.

●	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on Portfolio management, such as:

a)	impeding a Portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Eligible Portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low, and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the DCA Plus Program (see below).

You can elect this option as long as your Cash Value is $2,500 or more. We will suspend this option automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested.

To set up Dollar Cost Averaging, you may contact us by phone on our toll-free number (1-800-598-2019), or send a completed Dollar Cost Averaging form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus or by any other method we make available. We will make Dollar Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th, or 31st of a month. NYLIAC must receive your written request in Good Order no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request in Good Order.

You may cancel the Dollar Cost Averaging option at any time. To cancel the Dollar Cost Averaging option, you may call us toll-free at 1-800-598-2019, or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Rebalancing or if you have selected an Asset Allocation Model as your premium allocation. If you currently have Dollar Cost Averaging on your policy and wish to allocate future premiums to an Asset Allocation Model, you must first remove the Dollar Cost Averaging option. However, you have the option of alternating between Dollar Cost Averaging and Automatic Asset Rebalancing. Dollar Cost Averaging is not available when the DCA Plus Program is in place.

DOLLAR COST AVERAGING PLUS ACCOUNT (May Be Discontinued At Any Time)

The DCA Plus program allows you to make regular periodic allocations from the DCA Plus Account into the Investment Divisions and/or Fixed Account over the twelve-month period following the Initial Premium Transfer Date. The DCA Plus Account must be elected at the time your policy is issued. It involves the automatic transfer of a specified amount from the DCA Plus Account into the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. If you choose an Asset Allocation Model, we will make monthly transfers from the DCA Plus Account in accordance with the Investment Division percentages specified by that model. The DCA Plus Account will credit interest at a rate, which we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 2%. We may credit different interest rates to the DCA Plus Account, the Fixed Account, and to any loaned amounts. Net Premium payments to the DCA Plus Account will receive the applicable interest rate in effect on the Business Day we receive that premium payment. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest accrues daily and is credited on each Monthly Deduction Day. Contact your registered representative for the current rate. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate while they are in the DCA Plus Account waiting to be transferred to the Investment Divisions and/or Fixed Account. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved.

If you elect to participate in this program, all or a minimum of $1,000 of the initial Net Premium must be allocated to the DCA Plus Account. Subsequent premiums received within 12 months following the Initial Premium Transfer Date will also be allocated to the DCA Plus Account unless you direct us otherwise. If you participate in the DCA Plus Account program, you cannot use traditional Dollar Cost Averaging or Interest Sweep until such time that the DCA Plus Account is closed. The DCA Plus Account will close automatically 12 months following the Initial Premium Transfer Date, or such time that the DCA Plus Account is depleted, whichever is sooner.

Amounts in the DCA Plus Account will be transferred to the Investment Divisions and/or Fixed Account on the monthiversary of the Initial Premium Transfer Date. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account as of the date of the transfer. Transfers from the DCA Plus Account occur automatically and are based on the following formula:

Monthiversary of the Initial Premium Transfer Date	Amount Transferred from the DCA Plus Account (as a percentage of the DCA Plus Account Value as of the applicable Monthiversary)
1	8.33%
2	9.09%
3	10.00%
4	11.11%
5	12.50%
6	14.29%
7	16.67%
8	20.00%
9	25.00%
10	33.33%
11	50.00%
12	100.00%

The entire value of the DCA Plus Account will be completely transferred to the Investment Divisions and/or Fixed Account within 12 months of the Initial Premium Transfer Date. For example, if you allocate an initial premium payment to the DCA Plus Account under which the 12-month term will end on December 31, 2016 and we receive a subsequent premium payment for the DCA Plus Account before December 31, 2017, we will allocate the subsequent premium payment to the same DCA Plus Account and transfer the entire value of the DCA Plus Account to the Investment Divisions and/or Fixed Account by December 31, 2016 based on the schedule shown above, even though a portion of the money was not in the DCA Plus Account for the entire 12-month period.

You can make partial surrenders and transfers (in addition to the automatic transfers described above) from the DCA Plus Account at any time without penalty.

You cannot make transfers into the DCA Plus Account.

Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.

You can cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Upon receiving your cancellation request we will transfer the entire DCA Plus Account balance to the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you (including any Asset Allocation Model you have chosen). We reserve the right to stop offering the DCA Plus Account at any time. DCA Plus may not be available in all jurisdictions.

AUTOMATIC ASSET REBALANCING (AAR)

If you choose this option, we will rebalance your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, however, performance variations in each of these Investment Divisions would cause this balance to shift. With the Automatic Asset Rebalancing (AAR) option, we will rebalance the amount you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify. Values in the Fixed Account and DCA Plus Account are excluded from AAR.

We will make AAR transfers either quarterly, semi-annually or annually, but not on a monthly basis, based on your Policy Anniversary Date. If your Policy Anniversary Date is on the 29th, 30th or 31st of a month, the rebalancing transfer will occur on the 28th of the month. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, or to modify an existing AAR, you may call us toll-free at 1-800-598-2019, or send a completed AAR form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

You can elect this option as long as your Separate Account Value is $2,500 or more. We will suspend this option automatically if the Separate Account Value is less than $2,000 on a rebalancing date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this option.

You can cancel or modify the AAR option at any time. To cancel the AAR option, you may call us at 1-800-598-2019 or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between the two options. AAR is available when the DCA Plus Program is in place but funds in the DCA Plus Account are not eligible for AAR.

INTEREST SWEEP

You can instruct us to periodically transfer the interest credited to the Fixed Account to the Investment Division(s) you specify. You can elect this option as long as the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an Interest Sweep transfer unless you contact us on our toll-free number (1-800-598-2019) or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin.

If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

You cannot choose the Interest Sweep option if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the Interest Sweep option and you want to allocate your charges, you must allocate your charges to the MainStay VP U.S. Government Money Market Investment Division.

You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Rebalancing option. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Rebalancing transfer, we will process the Interest Sweep transfer first.

If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep option. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this option. Once the amount you have in the Fixed Account equals or exceeds $2,000, the Interest Sweep option will resume automatically as scheduled. You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep option, you may contact us at our toll-free number (1-800-598-2019) or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Interest Sweep is not available when the DCA Plus Program is in place. Because the Asset Allocation Models do not invest in the Fixed Account, you may not elect the Interest Sweep option as long as your Cash Value is allocated exclusively to an Asset Allocation Model. If you currently have Interest Sweep on your policy and wish to allocate future premiums to an Asset Allocation Model, you must first remove the Interest Sweep option.

EXPENSE ALLOCATION

At any time, you can choose how to allocate certain deductions from the Cash Value. (See “Charges Associated with the Policy—Deductions from Cash Value” for details.) Because the Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Expense Allocation option as long as your Cash Value is allocated exclusively to an Asset Allocation Model.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

Subject to jurisdictional availability, you can apply for additional benefits by selecting one or more optional riders. With the exception of the Living Benefits Rider, Insurance Exchange Rider, Overloan Protection Rider and the Spouse’s Paid-Up Insurance Purchase Option Rider, which are available without any additional charges, any riders you choose will have their own charges. In addition, a one-time charge is assessed if the Living Benefits Rider or Overloan Protection Rider is exercised and a payment may be required if the Insurance Exchange Rider is exercised. (See “Table of Fees and Expenses” for more information.) The Living Benefits Rider and the Insurance Exchange Rider are available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Guaranteed Minimum Death Benefit Rider, Intermediate No Lapse Guarantee Rider, Insurance Exchange Rider, Spouse’s Paid-Up Insurance Purchase Option Rider and Guaranteed Minimum Accumulation Benefit Rider can be elected only on the issuance of the policy; all other riders can be elected at any time, subject to age and/or underwriting restrictions, provided they are available in your state of issue. You may not elect both the Guaranteed Minimum Death Benefit Rider and the Intermediate No Lapse Guarantee Rider. In addition, you may not elect both the Monthly Deduction Waiver Rider and the Waiver of Specified Premium Rider.

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Guaranteed Minimum Death Benefit (GMDB) Rider: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges by waiving all policy charges that exceed the Available Cash Value. During the first 10 Policy Years, the rider’s waiver of charges will replace any benefit under the policy’s no-lapse guarantee. This rider requires that you make certain premium payments into your policy. If these payments are not made, the rider will lapse.

While monthly deduction charges are being waived under the Monthly Deduction Waiver rider, you will not be charged for, or receive a benefit under, this rider. (See “Termination and Reinstatement—No-Lapse Guarantees—Rider-Based No Lapse Guarantees—Guaranteed Minimum Death Benefit (GMDB) Rider.”) You may cancel this rider at any time by sending us a signed written notice in Good Order. This rider will end on the Monthly Deduction Day on or following receipt of your request. This rider will also end if the policy ends; the rider has reached is Expiry Date; or if the payment required to satisfy the GMDB Premium Test has not been met.

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Intermediate No Lapse Guarantee (INLG) Rider: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges. The INLG rider will waive all policy charges that exceed the Available Cash Value until the earlier of: (a) the 20th policy anniversary or (b) the policy anniversary on which the insured reaches attained age 80. During the first 10 Policy Years, the rider’s waiver of charges will replace any benefit under the policy’s no-lapse guarantee. This rider requires that you make certain premium payments into your policy. If these payments are not made, the rider will lapse. While monthly deduction charges are being waived under the Monthly Deduction Waiver rider, you will not be charged for, or receive a benefit under, this rider. (See “Termination and Reinstatement—No-Lapse Guarantees—Rider-Based No Lapse Guarantees—Intermediate No-Lapse Guarantee (INLG) Rider.”) You may cancel this rider at any time by sending us a signed written notice in Good Order. This rider will end on the Monthly Deduction Day on or next following receipt of your request. This rider will also end if the policy ends; the rider has reached is Expiry Date; or if the payment required to satisfy the INLG Premium Test has not been met.

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Living Benefits Rider (also known as Accelerated Death Benefits Rider in most jurisdictions): Under this rider, if the insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. See the SAI for more information about this rider.

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Life Extension Benefit Rider: This rider provides that on the policy anniversary on which the insured is age 100, the Life Insurance Benefit that is payable upon the insured’s death will continue to equal the Life Insurance Benefit of the policy. Without this rider, on the policy anniversary on which the insured is age 100, the Life Insurance Benefit would be equal to the policy’s Cash Value. The charge for this rider will be deducted on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 90. You can cancel this rider by sending us a signed written notice in Good Order. The rider will end on the Monthly Deduction Day on or next following receipt of your request.

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Spouse’s Paid-Up Insurance Purchase Option Rider: Upon the insured’s death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability. This rider is automatically added at time of issue at no additional cost. See the SAI for more information about this rider.

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Accidental Death Benefit Rider: This rider provides an additional death benefit if the Primary Insured’s death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured’s first birthday or after the policy anniversary on which the insured is age 70.

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Children’s Insurance Rider: This rider provides a level term insurance benefit on a child, stepchild, or legally adopted child of the insured (a “covered child”). A covered child who is proposed and accepted for coverage can be no older than age 18 at the time of issue. However, no child is covered under this rider until the 15th day after birth. Insurance on each covered child ends on the earlier of the policy anniversary on which the covered child is age 25 or the policy anniversary on which the insured under the policy is, or would have been, age 65. See the SAI for more information about this rider.

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Guaranteed Insurability Rider: This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. See the SAI for more information about this rider.

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Insurance Exchange Rider: This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using values from your original policy. This rider is included in the policy at no additional cost. This rider is not included in the policy if you elect the Guaranteed Minimum Accumulation Benefit Rider. (See “Insurance Exchange Rider” in the SAI for more information about the tax considerations of exercising this rider.) This rider may only be exercised once under the Policy. To exercise this rider, you must send a completed Insurance Exchange Rider form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

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Monthly Deduction Waiver Rider: This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the insured is age 65. When disability begins on or before age 60 and continues to age 65, deductions will be waived until the base policy ends. If disability begins after age 60 and before age 65, deductions will be waived to age 65. Deductions will not be waived for a disability beginning on or after age 65. If you have elected the INLG Rider or the GMDB Rider, you will not be charged for, or receive a benefit under that rider whenever monthly deduction charges are being waived under the Monthly Deduction Waiver Rider. See the SAI for more information about this rider.

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Term Insurance on Other Covered Insured Rider: This rider provides term insurance on one or more members of the Primary Insured’s immediate family (generally, the spouse and/or children of the insured). See the SAI for more information about this rider.

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Overloan Protection Rider: Subject to state availability, your policy will include the Overloan Protection Rider provided that you have elected the GPT as the policy’s Life Insurance Qualification Test. (See “Policy Payment Information — Life Insurance Benefit Options.”) When activated, the Overloan Protection Rider guarantees that your policy will not lapse even if: (1) the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges or (2) the policy’s outstanding loans plus accrued loan interest exceed its Cash Value.

In order to activate the Overloan Protection Rider you must provide us with a written request in Good Order. A one-time charge will be deducted from the policy’s Cash Value on the activation date. There is no charge if the Rider is never activated. In addition, the following conditions must be met upon receipt of your written request:

●	The policy must be in effect for at least 15 years.

●	The insured must be at least age 75.

●	The Life Insurance Benefit Option elected under the base policy is Option 1.

●	Any outstanding loan plus accrued loan interest exceeds the Face Amount of the policy in effect at the time of activation.

●	Any outstanding loan plus accrued loan interest must be less than 99% of the policy Cash Value after the deduction of any surrender charges and the one-time rider charge.

●	Activation of the rider cannot cause the policy to violate the GPT at any duration.

●	Cumulative partial surrenders taken must be no less than the total premiums paid under the policy.

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The policy is not a Modified Endowment Contract (MEC), and would not become a MEC upon activation of the rider. (For a discussion of these rules, see “Federal Income Tax Considerations—Modified Endowment Contract Status”).

Once the policy meets the conditions outlined above, we will mail a notice to you at your last known address to notify you that the Overloan Protection Rider can be activated. The Overloan Protection Rider will be effective on the Monthly Deduction Day following the day we receive your written request to activate in Good Order, provided that the policy still meets the conditions for rider activation. Once in effect, the Overloan Protection Rider will prevent your policy from ending. The following changes to your policy will take effect.

●	The Face Amount of the policy will be changed to 101% of the policy’s Cash Value (the “OLP Face Amount”).

●	The policy’s Life Insurance Benefit will be the greater of: A or (B x C) where:

A =	The OLP Face Amount calculated at rider activation;

B =	the greater of: (i) policy Cash Value, or (ii) any outstanding loans plus accrued loan interest; and

C =	the minimum percentage necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.

●	Any Cash Value under the policy that is not invested in the Fixed Account will be transferred to the Fixed Account.

●	Any riders, except the Overloan Protection Rider, will end.

●	No further policy changes, premium payments, transfers, partial surrenders, or full surrenders will be allowed.

●	No additional loans (except those resulting from unpaid loan interest) or loan repayments will be permitted.

●	Loan interest will continue to accrue. If not paid when due, the interest will become part of any outstanding loan and will also accrue interest.

●	No further Monthly Deduction Charges will be taken.

This policy may be purchased with the Overloan Protection Rider, with the intention of accumulating cash value on a tax-free basis over some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the Overloan Protection Rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions when the Overloan Protection Rider is activated. For this reason, you should consider very carefully, after consultation with your tax advisor, whether to exercise the Overloan Protection Rider.

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Guaranteed Minimum Accumulation Benefit Rider: The Guaranteed Minimum Accumulation Benefit (GMAB) Rider provides a guarantee that at the end of the 12th Policy Year, your Separate Account Value will not be less than the value of the GMAB Account minus any unpaid loans and accrued loan interest (“Adjusted GMAB Account Value”).

Rider Eligibility and Investment Restrictions: To be eligible for this Rider, you must allocate all of your cash value to any one (or more) of the following GMAB Allocation Alternatives:

MainStay VP Balanced – Initial Class

MainStay VP Bond – Initial Class

MainStay VP Conservative Allocation – Initial Class

MainStay VP Convertible – Initial Class

MainStay VP Floating Rate – Initial Class

MainStay VP Government – Initial Class

MainStay VP High Yield Corporate Bond – Initial Class

MainStay VP Income Builder – Initial Class

MainStay VP Janus Balanced – Initial Class

MainStay VP MFS® Utilities – Initial Class

MainStay VP Moderate Allocation – Initial Class

MainStay VP Moderate Growth Allocation – Initial Class

MainStay VP PIMCO Real Return – Initial Class

MainStay VP Unconstrained Bond – Initial Class

MainStay VP U.S. Government Money Market – Initial Class

BlackRock® Global Allocation V.I. Fund – Class III

Fixed Account

DCA Plus Account

If you allocate your Cash Value to any Investment Option other than the GMAB Allocation Alternatives, the GMAB Rider will end and you will be subject to a cancellation fee. (See the SAI for limited exceptions to these investment restrictions.) If you have elected the GMAB Rider, the only Asset Allocation Model you can select is Conservative as that Model is composed entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives. (See “Management and Organization—Asset Allocation Models” for more information.)

Conflicts of Interest:  Although the investment restrictions required by the GMAB Rider (including the Conservative Asset Allocation Model) are generally designed to provide protection against decreases in the policy’s Separate Account Value due to negative investment performance, please note that they may also limit your full participation in positive investment performance. The intended protection against (or limitation of) negative investment performance is in NYLIAC’s best interest, since it reduces the likelihood that NYLIAC will be required to pay benefits under the GMAB Rider, or reduces the potential magnitude of those benefit payments. This reduces the likelihood that you will benefit from the GMAB Rider, or receive the full magnitude of any benefit from, the GMAB Rider. Other Investment Options (or Asset Allocation Models) that are available if you do not select the GMAB Rider may offer the potential for higher returns. In addition, although we do not currently do so, we may elect to include Investment Divisions that utilize “volatility management strategies” as GMAB Allocation Alternatives. If you allocated your premium payments and Cash Value to one or more Investment Divisions that employed such a strategy, it could further reduce the likelihood that you would benefit from the GMAB Rider, or receive the full potential magnitude of any benefit payments we would be required to make under the GMAB Rider. In addition, any negative impact to the performance of a fund due to a volatility management strategy could limit increases in your Cash Value. You should consult with your registered representative and carefully consider whether the investment restrictions required by the GMAB Rider meet your investment objectives and risk tolerance. You are not eligible for the GMAB Rider if you have elected the Cash Value Accumulation Test as the policy’s Life Insurance Qualification Test.

Rider Charges and Fees: Each month, while the Rider is active and the GMAB Account Value is greater than zero, we will deduct a GMAB Rider Charge based on the Adjusted GMAB Account Value. We can increase this charge, but we guarantee that the GMAB Rider Charge will never exceed 1.50% of the Adjusted GMAB Account Value on an annualized basis. The current rate will be set by us, in advance, at least once a year. We will not deduct the GMAB Rider Charge if the Adjusted GMAB Account Value is zero or less. A cancellation fee of no more than 2% of the Adjusted GMAB Account Value may apply if the Rider is canceled prior to the end of the 12th Policy Year.

GMAB Account Value: The GMAB Account Value is only a shadow account value that is not available for payment of any monthly deductions from cash value and/or separate account charges; loans or loan repayments; surrenders, partial surrenders or periodic partial withdrawals; premium payments; or to reinstate a policy. You will not receive the GMAB Account Value on a 1035 exchange, or other policy exchange, or as part of a Life Insurance Benefit payment (other than those that may be paid in connection with Section 7702 of the IRC).

The GMAB Account Value may be less than the Separate Account Value of the policy and may be less than the total premiums paid. This may occur due to the impact on the GMAB Account Value of: (1) monthly deductions from cash value and separate account charges; (2) transfers and withdrawals; and (3) higher returns in the Separate Account Investment Divisions compared to the 2% annualized return on the GMAB Account Value. The persistency credit does not apply to the GMAB Account Value.

The GMAB Account Value does not include any amounts allocated, or that you subsequently transfer from the GMAB Investment Divisions to the Fixed Account. Partial surrenders deducted from the cash value attributable to the GMAB Investment Divisions and transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these surrenders or transfers.

Rider Benefit: At the end of the 12th Policy Year, if the Separate Account Value is less than the Adjusted GMAB Account Value, the Separate Account Value will be increased to equal the Adjusted GMAB Account Value (“Rider Exercise”). Any increase to the Separate Account Value will be divided equally among your current allocations to the GMAB Investment Divisions on the date of the increase. None of this increase will be allocated to a discontinued GMAB Allocation Alternative. If the Separate Account Value is more than the Adjusted GMAB Account Value at this date, the Separate Account Value will not be increased. If the insured dies while the GMAB Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit (other than those that may be paid in connection with Section 7702 of the IRC).

Because the GMAB Rider generally provides protection against decreases in the policy’s Separate Account Value due to negative investment performance, this Rider may not be a benefit to you if all or most of your cash value is allocated to the Fixed Account. You should elect this Rider only if you have, or intend to have, most or all of your cash value allocated to the GMAB Investment Divisions. The Rider does not guarantee a return of principal.

This Rider will provide no benefit if you surrender the policy (or cancel the Rider) before the end of the 12th Policy Year. You should select this Rider only if you intend to keep the policy for at least twelve years. This Rider also provides no benefit if the policy lapses, even if the Adjusted GMAB Account Value is greater than the Separate Account Value.

Anniversary Option: At the end of the 12th Policy Year, you have the option to elect another benefit period under the GMAB Rider available at that time if we receive your election notice in Good Order by the date specified in the Rider. The GMAB Rider Charge and the GMAB Interest Rate for the new GMAB Rider will be based on the rates then in effect.

Impact of Surrenders: As noted above, partial surrenders will reduce the GMAB Account Value and the GMAB Rider Charge. Set forth below is an example of how the benefit of the GMAB Rider would be affected by surrender activity.

For a policy with a $250,000 Face Amount, a Separate Account Value of $80,000 and a GMAB Account Value of $100,000, if a policyholder requested a partial surrender of $10,000 in Policy Year 8:

•	the Separate Account Value would be reduced by $10,240 to $69,760 ($80,000 minus the partial surrender and any associated surrender fees ($10,000 + $240)); and

•

the GMAB Account Value would be proportionately reduced by $12,800 to $87,200 (the amount of the partial surrender including any associated fees and charges deducted from the GMAB Investment Divisions ($10,240) divided by the cash value attributable to the GMAB Investment Divisions immediately prior to the partial surrender ($80,000), multiplied by the GMAB Account Value on the effective date of the partial surrender ($100,000)).

See the SAI for more information about this rider.

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Waiver of Specified Premium (WSP) Rider: This rider will pay, on each Monthly Deduction Day, a specified premium amount (the “WSP Amount”) into the policy if the insured suffers from a total disability (lasting at least six (6) consecutive months) while the WSP Rider is in force. You must provide proof that the insured has been totally disabled for at least six consecutive months before we will pay the WSP Amount into the policy. Written notice and proof of total disability must be provided to us in

Good Order at the VPSC, or any other location that we indicate to you in writing, while the insured is living and has a total disability, or as soon as it can reasonably be done. From time to time, we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

We will deduct a sales expense charge from any WSP Amount. The first benefit payment will include a one-time lump sum that covers any WSP Amount that would have been paid from the beginning of the insured’s total disability. We will also return any WSP Rider charges that were deducted during this period. We will pay the WSP Amount until: (a) the period of total disability ends; (b) the policy anniversary on which the insured is age 65; or (c) the policy ends or is surrendered, whichever comes first. Monthly WSP rider charges are waived during any period when the WSP Amount is being paid. The WSP Rider is available for issue ages from 0-59. Note: Payment of the WSP Amount does not guarantee that your policy will not lapse. You may be required to pay additional premiums during a period of total disability to maintain the policy in force.

At rider issue, the WSP Amount is based on: (a) the Face Amount of the policy; (b) the Face Amount of any life insurance issued under certain covered rider(s) (the “Applicable Riders”); and (c) the insured’s issue age, gender at birth, and risk classification. The WSP Amount may not be greater than $12,500 on a monthly basis. Subject to this maximum, if changes occur that increase or decrease the Face Amount of the policy or any Applicable Rider; add or terminate an Applicable Rider; or modify the insured’s class of risk, the WSP Amount will vary accordingly. The WSP Amount will not increase or decrease during a period of total disability, but it will be recalculated (if necessary) to account for any changes affecting that amount if the disability period ends. The monthly rider charge is calculated by multiplying the WSP Amount by a rate that is based on the insured’s gender at birth and age at rider issue and/or at the time of any changes to the WSP Amount. In addition, certain underwriting risks—including the insured’s medical condition, occupation or avocation—may increase the monthly rider charge, if applicable. Although the monthly rider charge can vary, it will never be greater than $217.50 per $1,000 of WSP Amount.

You may cancel the rider at any time by sending us a signed notice in Good Order. The rider ends on the earlier of any of the following events: when the policy ends, when the policy is surrendered, or on the policy anniversary on which the insured is age 65.

MATURITY DATE

Unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the insured is age 100, the policy’s Face Amount will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Value of your policy.

One year before your policy’s maturity date, we will notify you that on your maturity date you may elect either:

(1) to receive the Cash Surrender Value of your policy; or

(2) to continue the policy without having to pay any more cost of insurance charges or monthly contract fees.

If you do not make an election, the policy will be continued. If the policy is continued, we will continue to assess the Mortality and Expense Risk charge on the Cash Value remaining in the Investment Divisions, and Fund charges. The federal income tax treatment of a life insurance policy is uncertain after the insured is age 100. See “Federal Income Tax Considerations” for more information.

If you choose to surrender your policy, you must submit a written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Please consult your tax advisor regarding the tax implications of these options.

If your policy is still in effect when the insured dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. New York Life may accept standard electronic instructions from another insurance carrier for the purposes of effecting a Section 1035 exchange.

Because the final surrender value of your existing policy will be calculated once the new life insurance policy has been approved for issuance, this final surrender value may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated several Business Days after we receive your exchange request in Good Order. Please consult your current insurer for options to potentially mitigate market exposure during this period. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.

24-MONTH EXCHANGE PRIVILEGE

Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either: (1) transfer the entire Cash Value to the Fixed Account of your policy, or (2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as your original policy, but will not offer variable Investment Options such as the Investment Divisions.

In order to exchange your policy:

●	your policy must be in effect on the date of the exchange;

●	you must repay any unpaid loan (including any accrued loan interest); and

●	you must submit a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

We will process your request for an exchange on the later of: (1) the Business Day on which we receive your written request in Good Order along with your policy, or (2) the Business Day on which we receive the necessary loan payment for your exchange in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy’s Cash Value plus a refund of all cost of insurance charges, monthly per thousand Face Amount charges, sales expense charges, and any rider charges taken as of the date of the exchange. We will not refund Mortality and Expense Risk charges, monthly contract charges, state premium tax charges, or federal tax charges. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.

When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. Requests received after 4:00 pm (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day.

PREMIUMS

For the purpose of determining whether we require additional underwriting when accepting a premium payment, we classify your premium payments as planned or unplanned premiums.

The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts or any other method agreed to by us.

Acceptance of initial and subsequent premium payments is subject to our suitability standards.

PLANNED PREMIUM

When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Data Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.

You can make additional planned premium payments at any time up to the insured’s attainment of age 100. However, if payment of a planned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

UNPLANNED PREMIUM

An unplanned premium is a payment you make that is not part of the premium schedule you choose.

●

While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The Life Insurance Benefit increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

●	If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

●	The minimum unplanned premium amount we allow is $50.

●	We may limit the number and amount of any unplanned premium payments.

Unplanned premiums must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Acceptance of initial and subsequent premium payments is subject to our suitability standards.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time up to the insured’s attainment of age 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and performance-related risks. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy within 20 days of receiving the policy, along with a written request for cancellation in Good Order. If you cancel your policy, we will generally pay you your policy’s Cash Value, plus any premium expense charges and Monthly Deduction Charges, minus loans and accrued loan interest calculated as of the Business Day that the VPSC or the registered representative through whom you purchased it receives the policy along with the written request for cancellation in Good Order.

If you cancel an increase in the Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.

PREMIUM PAYMENTS

Premium payments should be mailed to: NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 350 North Orleans Street, Receipt & Dispatch, 8th Floor, Chicago, IL 60654. Acceptance of initial and subsequent premium payments (whether planned or unplanned) are subject to our suitability standards.

The currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us.

We apply the Net Premium to the Investment Divisions (including those available with the Asset Allocation Models), the Fixed Account and/or DCA Plus Account, according to your instructions.

If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 2% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. (See “Policy Payment Information—Life Insurance Benefit Options” for more information.)

The payment of the initial premium (and any other planned or unplanned premium made before the Initial Premium Transfer Date) will be applied to the General Account. On the Initial Premium Transfer Date, we allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account (including those available with the Asset Allocation Models), the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus (or any other address we indicate to you in writing). Your revised premium allocation selection will be effective as of the Business Day the revised premium allocation is received by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Premium allocation selections received after market close will be effective the next Business Day. The allocation percentages must be in whole numbers.

CHECK-O-MATIC

Check-O-Matic is a service that allows you to authorize monthly electronic deductions from your checking account in order to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. To set up the Check-O-Matic option, you must submit your request in writing in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned by the bank for insufficient funds, we will reverse the Investment Options you have chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy’s Cash Value. If an electronic (“Check-O-Matic”) premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) that you wish to resume the arrangement and we agree to do so.

POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the full initial premium payment in Good Order that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.

The monthly deduction of charges will begin on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date on or following the later of the Issue Date or the date we receive the full initial premium payment in Good Order. If the Policy Date is prior to the later of the Issue Date or the date we receive the full initial premium payment, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid.

To increase the Face Amount of your policy, you must either contact your registered representative or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If an increase is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase.

You should consider the following consequences when increasing the Face Amount of your policy:

●	additional cost of insurance charges;

●	an additional per-thousand face amount charge;

●	a new suicide and contestability period applicable only to the amount of the increase;

●	a new ten-year surrender charge period applicable only to the amount of the increase;

●	a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC; and

●	a possible new seven-year testing period for modified endowment contract status.

Under certain circumstances, you can request a decrease in the Face Amount of your policy. To decrease the Face Amount of your policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). You should consider the following possible consequences when decreasing the Face Amount of your policy:

●	a change in the total policy cost of insurance charge;

●	possible force-outs of premium if premiums paid exceed the GPT;

●	a surrender charge applicable to the amount of the decreased Face Amount (We will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and

●	adverse tax consequences.

For more information about changing the Face Amount of your policy, see the SAI.

POLICY PROCEEDS

We will pay proceeds to your beneficiary when we receive satisfactory proof that the insured died. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death; plus

2)	any additional death benefits available under the riders you have chosen; less

3)	any outstanding loans (including any accrued loan interest as of the date of death) on the policy and any unpaid or deferred monthly deduction charges.

We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send a written request in Good Order to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to make such changes.

PAYEES

The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s beneficiary:

●	You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the insured dies.

●	You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

●	To change a revocable beneficiary while the insured is living, you must either send a written request in

Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or contact us online at www.newyorklife.com and by clicking on “My Account”.

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If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

HOW POLICY PROCEEDS WILL BE PAID

The policy proceeds will be paid in a lump sum. After the death of the insured, we will pay the beneficiary a single check for the amount of the Policy Proceeds. Any Policy Proceeds paid in one sum will include interest compounded each year from the date of the insured’s death to the date of payment. We set the interest rate each year. This rate will be at least the rate required by law.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial surrenders, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Under the following situations, payment of proceeds may be delayed:

●

We may delay payment of any loan proceeds attributable to the Separate Account, any partial surrenders from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

(1) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or

(2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

●

We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Account and/or the DCA Plus Account for up to six months from the date we receive your request.

●

We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within thirty-one (31) days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

●

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial surrenders, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

●

If you have submitted a recent check or draft, we have the right to defer payment of any surrenders, loans, death benefit proceeds, or amounts due pursuant to the free look provision until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We add interest at an annual rate at least equal to the minimum required by law if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.

We add interest to Policy Proceeds from the date of death to the date of payment at a rate at least equal to the minimum required by law.

LIFE INSURANCE BENEFIT OPTIONS

Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:

Option 1—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.

Option 2—	Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the policy’s Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Plus Account, outstanding loans (including loan interest), charges, and premium payments. Your Life Insurance Benefit will never be less than your policy’s Face Amount.

Option 3—	Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy’s Adjusted Total Premium (total premiums paid minus any partial surrenders). Your Life Insurance Benefit will never be less than your policy’s Face Amount.

We determine the Life Insurance Benefit as of the date of the insured’s death. Under any of the options, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 (the “Corridor Death Benefit”), as described below, is greater than the amount calculated under the option you have chosen. If you have elected the Guaranteed Minimum Accumulation Benefit rider, your Corridor Death Benefit will be equal to the Cash Value (calculated using the higher of the GMAB Account Value or the Separate Account Value) multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702. In both cases, you can find this percentage on the Policy Data Page.

Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the GPT or the CVAT. You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used. The Overloan Protection Rider and the Guaranteed Minimum Accumulation Benefit Rider are only available if you choose GPT. You are not eligible for the Overloan Protection Rider or the Guaranteed Minimum Accumulation Benefit Rider if you choose CVAT.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases while your policy is in corridor, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit. (See the SAI for examples of the impact of these tests on sample Life Insurance Benefit options).

Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

●

If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds than under Options 2 or 3.

●

If you choose Option 2 or 3, your Life Insurance Benefit will vary with your policy’s Cash Value or Adjusted Total Premium, and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

The Life Insurance Benefit Option you choose will affect your policy’s Commissionable Target Premium. (See “Distribution and Compensation Arrangements” for more information.) As Commissionable Target Premiums, in turn, affect the amount of compensation received by your registered representative, they have the potential to influence the recommendation made by your registered representative or broker-dealer as to which Life Insurance Benefit Option you should choose. If you choose Life Insurance Benefit Options 2 or 3 and pay premiums in excess of Commissionable Target Premium, your registered representative or broker-dealer will receive greater compensation than if you choose Life Insurance Benefit Option 1.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

If you have elected the Guaranteed Minimum Accumulation Benefit Rider, and the insured dies while that Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit (other than those that may be paid in connection with Section 7702 of the IRC). (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

You can change the Life Insurance Benefit option for your policy to Option 1 or Option 2 while the insured is alive. (Changes to Option 3 are not permitted.) We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would cause: (1) the Face Amount of the policy to be less than the policy minimum, (2) the policy to fail to qualify as life insurance under Section 7702 of the IRC or (3) the policy’s Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted: (1) on or after the policy anniversary on which the insured is age 100 or (2) when the No-Lapse Guarantee has been invoked.

Changes From Option 1 To Option 2

If you change from Option 1 to Option 2, we will decrease the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit option, we will assess a surrender charge based on the amount of the Face Amount decrease.

Changes From Option 2 To Option 1

If you change from Option 2 to Option 1, we will increase the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, and we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.

Changes From Option 3 To Option 1

If you change from Option 3 to Option 1, we will increase the policy’s Face Amount by the amount of Adjusted Total Premiums, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, and we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change.

Changes From Option 3 To Option 2

If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.

If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit option, we will assess a surrender charge based on the amount of the Face Amount decrease.

In order to change your Life Insurance Benefit option, you must submit a signed written request In Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit option on the Monthly Deduction Day on or after the date we receive your written request in Good Order. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax advisor before changing your Life Insurance Benefit Option.

(See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase or payment. If this policy ends and is reinstated, we will not contest the policy after it has been in effect during the lifetime of the insured for two years from the date of reinstatement.

SUICIDE

If the death of the insured is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrender benefits paid. If a suicide occurs within two years of the effective date of a Face Amount increase, we will only pay the total cost of insurance charges we deducted from Cash Value for the increase. No new suicide exclusion period will apply if the Face Amount increase was due solely to a change in the Life Insurance Benefit Option.

MISSTATEMENT OF AGE OR GENDER

If the policy application misstates the insured’s age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth and gender.

ASSIGNMENT

While an insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.) You cannot assign Qualified Policies.

SURRENDERS

PARTIAL SURRENDERS

You can request a partial surrender from your policy if: (1) the insured is living, (2) the partial surrender being requested is at least $100, and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section  7702.

AMOUNT AVAILABLE FOR A PARTIAL SURRENDER

You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request in Good Order. We will not allow a partial surrender if it would reduce the policy’s Face Amount below the minimum Face Amount requirement of $50,000. See “Surrenders—Partial Surrenders—The Effect of a Partial Surrender” for more information on how a partial surrender can reduce your Face Amount, as applicable.

REQUESTING A PARTIAL SURRENDER

You can request a partial surrender from your policy by sending a written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Please note that partial surrender requests for amounts greater than $50,000 must be received in Good Order and may require a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send partial surrender proceeds electronically to that bank account or through the mail to that address. In addition, partial surrender requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial surrender request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed requests for a partial surrender, however we reserve the right to accept them at our discretion.

We will pay any partial surrender generally within seven days after we receive all of the necessary documentation and information in Good Order. However, we may delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Policy Proceeds” for more information.)

Your requested partial surrender will be effective on the date we receive your written request in Good Order. However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial surrender will be effective on the next Business Day.

When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. You can specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account and/or DCA Plus Account. If you do not specify how you would like your partial surrender allocated, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions, the Fixed Account and/or the DCA Plus Account in proportion to the amounts you have in each of these Investment Options. We will not accept a partial surrender request that is greater than the amount in the Investment Divisions, the Fixed Account and/or the DCA Plus Account you have chosen.

A partial surrender may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.)

SURRENDER CHARGE DUE TO PARTIAL SURRENDER

A partial surrender may result in a decrease in your policy’s Face Amount, which may cause a surrender charge to apply. This charge will equal the difference between (1) and (2), where (1) is the surrender charge calculated on the original face amount, and (2)  is the surrender charge calculated on the new decreased Face Amount.

PERIODIC PARTIAL WITHDRAWALS

After the tenth Policy Year, you may elect to receive regularly scheduled withdrawals from your policy. These periodic partial withdrawals (PPW) can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). In order to process a PPW, we must receive a written request in Good Order no later than five (5) Business Days prior to the date the withdrawals are to begin at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the withdrawals will begin one month after the date you requested it to begin. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $100, or such lower amount as we may permit. PPWs may be taxable transactions, and the 10% penalty tax provisions may be applicable. We reserve the right to deduct the Partial Surrender Fee, not to exceed $25, when you elect the PPW option. You can specify which Investment Divisions and/or Fixed Account from which the PPWs will be made. If you do not specify, we will withdraw money on a pro rata basis from each Investment Division and/or the Fixed Account. If a PPW would cause the policy’s Face Amount to be less than the minimum Face Amount, we will not process that PPW and the PPW arrangement will be suspended. If the policy’s Cash Surrender Value falls below $2,000, or the Cash Surrender Value is unable to cover the policy’s monthly charges, the PPW arrangement will also be suspended. If a PPW payment causes the policy’s Face Amount to decrease, a surrender charge may apply. You may not request this option if you have a Guaranteed Minimum Death Benefit Rider, an Intermediate No Lapse Guarantee Rider, or if your policy is a MEC or is at the minimum Face Amount. The PPW arrangement will automatically terminate when total withdrawals taken (including PPWs) equal the total premiums paid under the policy.

THE EFFECT OF A PARTIAL SURRENDER

When you make a partial surrender, we reduce your Cash Value and Cash Surrender Value by the amount of the partial surrender, and any applicable partial surrender fee and surrender charge. If you elect the Guaranteed Minimum Accumulation Benefit Rider, partial surrenders will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account can be greater than the dollar amount of these surrenders. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)

●	Option 1

If you have elected Life Insurance Benefit Option 1, we reduce your policy’s Face Amount by the difference between:

(1) the amount of the surrender; and

(2) the greater of:

(a) the Cash Value of the policy immediately prior to the surrender, minus the Face Amount divided by the applicable percentage for the insured’s age at the time of the partial surrender, as shown on the Policy Data Page, or

(b) zero.

If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.

●	Option 2

If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s Face Amount.

●	Option 3

If you have elected Life Insurance Benefit Option 3, the Adjusted Total Premium will be reduced by the amount of the surrender proceeds. A reduction of the Adjusted Total Premium will never cause the Adjusted Total Premium to be less than zero. For policies where the Adjusted Total Premium is less than the amount of the surrender, the Face Amount of the policy will be reduced by the difference between:

(1) the amount of the surrender, less the Adjusted Total Premium amount immediately prior to the surrender; and

(2) the greater of:

(a) the Cash Value of the policy immediately prior to the partial surrender, less the Adjusted Total Premium, minus the Face Amount divided by the applicable percentage for the insured’s age at the time of the surrender, as shown on the Policy Data Page, or

(b) zero.

If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.

Any decrease in the Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in which they took place. Surrender charges may apply to Face Amount decreases. However, we will not apply a surrender change if you have elected the 24-Month Exchange Privilege.

FULL SURRENDERS

CASH SURRENDER VALUE

The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges that may apply and less outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and the DCA Plus Account, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured is living.

REQUESTING A SURRENDER

To surrender the policy, you must send a written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature or medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address.

WHEN THE SURRENDER IS EFFECTIVE

Your surrender will be effective as of the end of the Business Day the VPSC receives your written request in Good Order together with the policy. If, however, the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the “Policy Payment Information—When We Pay Policy Proceeds” section. A surrender may result in taxable income and a penalty tax to you. (See “Federal Income Tax Considerations” for more information.)

LOANS

You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% – a) x b) – c, where:

a = the current loan interest rate;

b = the policy’s Cash Surrender Value; and

c = the sum of three months of Monthly Deduction Charges.

Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or DCA Plus Account. If you elect the Guaranteed Minimum Accumulation Benefit Rider, at the end of 12th Policy Year, the GMAB Account Value will be reduced by any loans and accrued loan interest to arrive at the Adjusted GMAB Account Value. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)

If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.

YOUR POLICY AS COLLATERAL FOR A LOAN

When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Plus Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial surrenders or transfer any funds from the Fixed Account if the partial surrender or transfer would cause the cash value of the Fixed Account to fall below 100% of all outstanding loans. Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.

Please note that loan requests for amounts greater than $50,000 must be received in Good Order and include a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. In addition, loan requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such loan request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be honored at any time. We do not currently accept faxed or e-mailed loan requests, however, we reserve the right to accept them at our discretion.

LOAN INTEREST

We currently charge an effective annual loan interest rate of 3% in Policy Years 1-10, and 2% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. We guarantee that the interest rate we credit on loaned amounts will always be at least the guaranteed minimum interest rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

The interest we charge on a loan accrues daily and is payable on the following dates:

●	the policy anniversary;

●	the date you surrender the policy;

●	the date you fully repay a loan;

●	the date the policy lapses;

●	the date on which the insured dies; or

●	any other date we specify.

Any loan interest that you do not pay when due will become part of the policy loan and will also accrue interest. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

LOAN REPAYMENT

You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will first use the money to cancel all or part of any outstanding loan which was originally taken from the Fixed Account and/or DCA Plus Account. Any remaining portion of the loan payment will be allocated to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. Repayments of loans from the DCA Plus Account will be allocated to the Fixed Account. Loan payments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

EXCESS LOAN CONDITION

If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited on loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount. (See “Federal Tax Considerations” for more information.) Loans can affect the ten-year No Lapse Guarantee.

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which a No-Lapse Guarantee is not in effect, and the Cash Surrender Value of your policy is insufficient to pay the monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period. If your policy has a No-Lapse Guarantee, it may prevent your policy from terminating during the first ten years.

If the insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by the amount of any unpaid loan and accrued loan interest and by any unpaid or deferred monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies.

NO-LAPSE GUARANTEES

The policy offers a ten-year No-Lapse Guarantee. You may also elect to receive no-lapse guarantee benefits through the purchase of two riders—the Guaranteed Minimum Death Benefit Rider or the Intermediate No-Lapse Guarantee Rider.

TEN-YEAR NO-LAPSE GUARANTEE

The no-lapse guarantee ensures that the policy will remain in effect during the first ten Policy Years if it passes a No-Lapse Guarantee Premium Test. The policy will pass the test on any Monthly Deduction Day if (a) – (b+c) + (d) is at least equal to the No-Lapse Guarantee Required Premium as of that date, where:

(a)	equals the cumulative sum of all premiums paid to date under the policy;
(b)	equals the amount of any partial surrenders and any associated processing fees;
(c)	equals any outstanding policy loan and accrued loan interest; and
(d)	equals one No-Lapse Guarantee Minimum Monthly Premium.

If the policy passes the No-Lapse Guarantee Premium Test, it will not enter the late period even if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay for the monthly deductions from Cash Value for the next policy month. Rather, we will deduct the charges from the Available Cash Value to the extent possible. We will defer the deduction of any amount that exceeds the Available Cash Value until the end of the Guarantee Period. The no-lapse guarantee will become inactive before the tenth Policy anniversary if, on any Monthly Deduction Day, your premium payments do not pass the No-Lapse Guarantee Premium Test. If this occurs, you will have the opportunity to reactivate the no-lapse guarantee by paying an additional premium amount necessary to satisfy the No-Lapse Guarantee Premium Test and put the ten-year no lapse guarantee back into effect.

The no-lapse guarantee will end on the tenth policy anniversary. When the Guarantee Period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will end. You can only have a no-lapse guarantee after the tenth policy anniversary if you elect, and pay a charge for, one of the rider-based no-lapse guarantees—the Guaranteed Minimum Death Benefit Rider or the Intermediate No-Lapse Guarantee Rider.

RIDER-BASED NO-LAPSE GUARANTEES

We also offer two riders – the Guaranteed Minimum Death Benefit Rider and the Intermediate No-Lapse Guarantee Rider – through which you may receive no-lapse guarantee benefits for an additional charge. You may elect only one of these riders at issue.

Guaranteed Minimum Death Benefit (GMDB) Rider:

The GMDB rider will waive all policy charges that exceed the Available Cash Value until the policy anniversary on which the insured reaches attained age 100. During the first 10 Policy Years, the rider’s waiver of charges will replace any deferral benefit under the policy’s No-Lapse Guarantee. Hence, any amounts waived by the rider will not be owed under the policy’s No Lapse Guarantee. As long as the rider is in effect and its benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges.

In order to receive the rider benefit, you must pay the Monthly GMDB Premium. Every month, we will perform a GMDB Premium Test to determine if you have made enough cumulative premium payments to keep the rider in effect. The policy will pass the test on any Monthly Deduction Day if (a) – (b+c) + (d) is at least equal to the GMDB Required Premium as of that date, where:

(a)	equals the cumulative sum of all premiums paid to date under the policy;
(b)	equals the amount of any partial surrenders and any associated processing fees;
(c)	equals any outstanding policy loan and accrued loan interest; and
(d)	equals one Monthly GMDB Premium.

If your policy does not satisfy the GMDB Premium Test on any Monthly Deduction Day, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB Premium Test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive a premium payment necessary to pass the GMDB Premium Test as of the Monthly Deduction Day following the date that the rider ended. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless you pay the premiums needed to cover any overdue charges and keep the policy in effect.

Intermediate No-Lapse Guarantee (INLG) Rider:

The INLG rider will waive all policy charges that exceed the Available Cash Value until the earlier of: (a) the 20th policy anniversary or (b) the policy anniversary on which the insured reaches attained age 80. During the first 10 Policy Years, the rider’s waiver of charges will replace any deferral benefit under the policy’s No-Lapse Guarantee. Hence, any amounts waived by the rider will not be owed under the policy’s No-Lapse Guarantee. As long as the rider is in effect and its benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges.

In order to receive the rider benefit, you must pay the Monthly INLG Premium. Every month, we will perform an INLG Premium Test to determine if you have made enough cumulative premium payments to keep the rider in effect. The policy will pass the test on any Monthly Deduction Day if (a) – (b+c) + (d) is at least equal to the INLG Required Premium as of that date, where:

(a)	equals the cumulative sum of all premiums paid to date under the policy;
(b)	equals the amount of any partial surrenders and any associated processing fees;
(c)	equals any outstanding policy loan and accrued loan interest; and
(d)	equals one Monthly INLG Premium.

If your policy does not satisfy the INLG Premium Test on any Monthly Deduction Day, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the INLG Premium Test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive a premium payment necessary to pass the INLG Premium Test as of the Monthly Deduction Day following the date that the rider ended. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless you pay the premiums needed to cover any overdue charges and keep the policy in effect.

While monthly deduction charges are being waived under the Monthly Deduction Waiver rider, you will not be charged for, or receive a benefit under, either the Guaranteed Minimum Death Benefit Rider or the Intermediate No-Lapse Guarantee Rider.

REINSTATEMENT OPTION

If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:

●

you send a written request for reinstatement, in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), within three years after your policy is ended;

●	the insured is alive; and
●	you have not surrendered your policy for its Cash Surrender Value.

Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.

Before we reinstate your policy, we must also receive the following:

(1) a payment equal to an amount sufficient to keep the policy in effect for at least three months, and

(2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.

The effective date of reinstatement will be the Monthly Deduction Day on or following the date we have approved your request for reinstatement that we receive in Good Order. The approval for reinstatement is contingent upon our receipt from you of the reinstatement payment due, which is the amount specified in (1) above.

If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed. We will deduct any unpaid loan and accrued loan interest from this Cash Value, or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement. In addition, We will deduct from the reinstated Cash Value the difference between the surrender charge assessed at the time of lapse and the surrender charge that applies at the time of reinstatement.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.5% per year. (This figure is a percentage of planned annual premiums of $3,500 and assumes a discount rate of 6%. Additional assumptions for the policy are: Male issue age 40, issued Preferred, with an initial face amount of $250,000 and Life Insurance Benefit Option 1.)

The “Commissionable Target Premium” is used in the calculation of the maximum commission payable and is based on the Life Insurance Benefit Option you choose, the age of the insured at the inception of the policy, gender, risk class and the face amount of the policy.

The total commissions paid during the fiscal year ended December 31, 2016, 2015 and 2014 were $10,082,670, $14,067,861, and $10,809,121, respectively. NYLIFE Distributors did not retain any of these commissions. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The SAI is also posted on our corporate website, which is referenced above.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Considerations”, below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/ or DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account and/or DCA Plus Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may, as described below, also be excludable from the policyowner’s gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial surrender or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT OF EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, the Pension Protection Act of 2006 (the “Act”) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $120,000 (for 2017), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to the Act will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent the Act may apply to the Policy. Assuming the Act applies, you should, to the extent appropriate, (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways.

Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial surrender, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

The policy provides that unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the insured is Age 100, the policy’s Face Amount will no longer apply. Instead, the Life Insurance Benefit will equal the Cash Surrender Value of the policy. The IRS has not issued final guidance on the status of a life insurance policy after the insured becomes Age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes Age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes Age 100.

POLICY SURRENDERS AND PARTIAL SURRENDERS

Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial surrender from your policy will depend upon whether the partial surrender results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial surrender from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial surrender.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and options under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

CORPORATE OWNERS

Ownership of a policy by a corporation may affect the policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the insured and if you have an insurable interest in the life of the insured either because the insured is your director, officer or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.

OVERLOAN PROTECTION RIDER

Anyone contemplating the purchase of the policy with the Overloan Protection Rider should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider is activated. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

QUALIFIED PLANS

At times, the policies have been intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing, 401(k) plans, money purchase pension plans and defined benefit plans, a purchaser of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments.

BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under IRC Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under IRC Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, the policy could be treated as held by the business for purposes of the IRC Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

SPLIT-DOLLAR ARRANGEMENTS

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.

Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

OTHER TAX CONSIDERATIONS

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.

The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rule 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

NYLIC or NYLIAC maintains all records and accounts relating to the Separate Account, the Fixed Account and the DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized Monthly Deduction Charges from banks, payments forwarded by your employer, or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on “Management and Organization—Our Rights—How To Reach Us for Policy Services”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

Reports and promotional literature may contain the ratings NYLIC and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016 (including the report of the independent registered public accounting firm) and the Separate Account statement of assets and liabilities as of December 31, 2016, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

STATE VARIATIONS

The following lists by jurisdiction any variations to the statements made in this prospectus.

Alabama, Alaska, Arkansas, Colorado, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

●	Payment of Policy Proceeds—See your policy for specific details regarding the payment of the policy proceeds and the interest payable on those proceeds.

California

●

Free Look (“Right To Examine Policy”)—Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased. Upon such a return, the policy will be void from the start, and a refund will be made. As of the date the policy is returned in Good Order, the amount we refund will be the policy’s Cash Value, plus any Premium Expense Charges, plus any Monthly Deduction Charges, minus loans.

●

If you are over the age of 60, you may return the policy to us or to the registered representative through whom it was purchased within 30 days from the date you received it. During that 30-day cancellation period, your money will be placed in our General Account unless you direct that the premium be allocated to the Investment Divisions during that time. If you do not direct that the premium be allocated to the Investment Divisions during the 30-day cancellation period and you return the policy during that time, you will be entitled to a refund of the premium and any policy fee paid, less any loans and partial surrenders you have taken. If you do direct that the premium be allocated to the Investment Divisions during the 30-day cancellation period, you will be entitled to a refund of the policy’s account value (minus loans) on the day the policy is received by us or your registered representative, which could be less than the premium you paid for the policy, plus any policy fee paid. A return of the policy after 30 days may result in substantial penalties, including a surrender charge.

Connecticut

●

Free Look (“Right to Examine Policy”)—Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of :

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

●	Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

●

Loan and Surrender Payment Deferral—We can defer paying you any partial or full Cash Surrender Value benefits or defer any loan proceeds, except for a loan or a partial surrender used to pay a monthly deduction due us, based on funds allocated to the Fixed Account, for up to 60 days from the date we receive your request in Good Order. Interest will be paid (from the date we receive your request in Good Order) on any amount deferred beyond that date.

●	Policy Exchange—All riders attached to this policy will be included in the new policy only if those riders would have been offered with the new policy on its date of issue.

●	Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

Delaware

●

Free Look (“Right to Examine Policy”)—Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of :

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

●	Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

District of Columbia

●

Free Look (“Right to Examine Policy”)—Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of :

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

●	Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

Florida

●

Termination and Late Period—The Late Period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next policy month is zero or less than zero.

●

Special Provision Regarding Option to Purchase Paid-up Insurance—You have the right to apply the policy’s Cash Surrender Value to obtain a paid-up insurance benefit. See your policy for details regarding this option.

Michigan

●	Living Benefits Rider—This benefit can be exercised if the Insured has a life expectancy of six months or less.

Montana

●

Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured should be disregarded for policies issued in this state.

New York

●	Reference to “State Insurance Department” means NY State Department of Financial Services.

●

Free Look (“Right To Examine Policy”)—You have 10 days from the date you receive your policy. If you cancel your policy, we will pay you within 10 days from the date the policy is mailed or delivered in Good Order to the Home Office, the Service Office or the registered representative through whom it was purchased.

●

Termination and Late Period—The Late Period is the 61 days following the Monthly Deduction Day on which the Cash Surrender Value before monthly deductions, less any unpaid loan and accrued loan interest is zero or less than zero.

●

Special Provision Regarding Option to Purchase Paid-up Insurance—On each policy anniversary, you have the right to apply the policy’s Cash Surrender Value to obtain a paid-up insurance benefit. See your policy for details regarding this option.

●

Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age, gender and class of risk as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable Investment Options, such as the Investment Divisions.

●

Late Period— If, on a Monthly Deduction Day the ten-year No Lapse Guarantee is not in effect and the Cash Value before monthly deductions, less any surrender charges, unpaid loan and accrued loan interest, is zero or less than zero for the next policy month, the policy will continue for a Late Period of 61 days after that Monthly Deduction Day.

●	Transfers—Transfers between Investment Divisions (and to and from the Fixed Account) are generally permitted. We may not accept transfer instructions that are submitted by any person, asset allocation service and/or market timing service on your behalf.

●	The Spouse’s Paid-Up Insurance Purchase Option Rider is renamed Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO) in New York.

●	Face Amount Increases—Within 10 days after the effective date of an increase, you can cancel that increase. In this case, any premium paid for that increase will be refunded

●	Life Insurance Benefit Option Changes—Any changes in the Life Insurance Benefit Option that increase the Net Amount at Risk will require proof of insurability prior to the change.

●	Suicide Exclusion—The policy’s suicide exclusion will not include the words, “while sane or insane.”

●	Persistency Credit—The persistency credit is guaranteed.

North Dakota

●

Free Look (“Right to Examine Policy”)—Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned in Good Order, the amount we refund will be equal to the greater of :

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

●	The Suicide Exclusion Period—is one year from the Issue Date.

●	Policy Proceeds—Settlements shall be made within 60 days after due proof of death.

●	Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

South Dakota

●

Free Look (“Right to Examine Policy”)—Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request in Good Order, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of :

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

●	Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about the New York Life Variable Universal Life Accumulator Plus (“VUL”), including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Information about VUL (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about VUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a personalized illustration or additional information about your policy, contact your registered representative or call our toll-free number, 1-800-598-2019.

SEC File Number: 811-07798

PART C. OTHER INFORMATION

ITEM 26.	EXHIBITS

Board of Directors Resolution

(a)	Resolution of the Board of Directors of NYLIAC establishing the Separate Account — Previously filed as Exhibit 1.(1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2)	Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)	Amendment to Distribution and Underwriting Agreement, dated March 6, 2015, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(4) to Post-Effective Amendment No. 25 on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/14/2015 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy for New York Life Variable Universal Life Accumulator Plus Insurance Policy (No. 313-30) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(1) to Registrant’s initial Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account -I (File No. 333-190312), filed 8/1/13 and incorporated herein by reference.

(d)(2)	Intermediate No Lapse Guarantee (INLG) Rider (No. 313-680) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(2) to Registrant’s initial Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account -I (File No. 333-190312), filed 8/1/13 and incorporated herein by reference.

(d)(3)	Guaranteed Minimum Death Benefit (GMDB) Rider (No. 313-297) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(3) to Registrant’s initial Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account -I (File No. 333-190312), filed 11/1/13 and incorporated herein by reference.

(d)(4)	Overloan Protection Rider (OLP) (No. 313-940) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(4) to Registrant’s initial Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account -I (File No. 333-190312), filed 8/1/13 and incorporated herein by reference.

(d)(5)	Monthly Deduction Waiver (MDW) Rider (No. 308-320) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(5) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(6)	Guaranteed Insurability Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(g) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(7)	Living Benefits Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(h) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(8)	Insurance Exchange Rider (IER) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.5(i) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(9)	Spouse’s Paid-Up Insurance Purchase Option (SPPO) Rider (No. 305-375) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(9) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(10)	Life Extension Benefit (LEB) Rider (No. 308-350) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(10) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(11)	Term Insurance on Other Covered Insured (OCI) Rider (No.308-340) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(12)	Accidental Death Benefit (ADB) Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.5(a) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(13)	Childern’s Insuance (CI) Rider (No. 793-345) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(18) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(14)	Guaranteed Minimum Accumulation Benefit (GMAB) Rider (No. 312-670) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post-Effective Amendment No. 4 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed 3/1/12 and incorporated herein by reference.

(d)(15)	Waiver of Specified Premium (WSP) Rider (No. 312-321) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(15) to Post-Effective Amendment No. 4 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed 3/1/12 and incorporated herein by reference.

(d)(16)	Form of Policy for New York Life Variable Universal Life Accumulator Plus Insurance Policy (No. 313-30.35) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(16) to Post-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-190312), filed 4/14/2014 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of application for a Policy (No. 213-500) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e)(1) to Registrant’s initial Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-190312), filed 8/1/13 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)	Amended and Restated Certificate of Incorporation of NYLIAC - Previously filed as Exhibit 6(a)(1) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)	Amended and Restated By-Laws of NYLIAC - Previously filed as Exhibit 6(b)(3) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts. Not applicable.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) — Previously filed as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)	Participation Agreement between Janus Aspen Series and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/10 and incorporated herein by reference.

(h)(5)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(6)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(7)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(8)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(9)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(10)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(h)(11)	Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(h)(12)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(13)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(14)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(15)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(h)(16)	Form of Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(17)	Form of Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(18)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(19)	Form of Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/2015 and incorporated herein by reference.

(h)(20)	Form of Participation Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(h)(21)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Administrative Services Agreement between Dreyfus Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3)	Services Agreement between New York Life Investment Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5)	Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(6)	Administrative and Shareholder Services Agreement between Van Eck Worldwide Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(10) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(7)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(8)	Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(9)	Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(10)	Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(11)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Manager Americas, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(12)	Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(13)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(14)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC -Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(15)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 – Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account – I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(16)	Form of Service Agreement, dated May 1, 2007, between Delaware Distributors, L.P. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(17)	Form of Business Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Distributors, Inc., and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(21) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)(18)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 231.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(19)	Form of Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(i)(20)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(i)(21)	Services Agreement between PIMCO Variable Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of Attorney — Filed herewith.

(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. — Filed herewith.

(l)	Actuarial Opinion.

Not applicable.

(m)	Calculation.

Not applicable.

(n)	Other Opinions.

Not applicable.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

(q)(1)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policy Pursuant to
Rule 6e-3(T)(b)(12)(iii) — Previously filed in accordance with Regulation S-T CFR 232.102(e) as Exhibit (q)(1) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-190312), filed 4/13/16 and incorporated herein by reference.

ITEM 27.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Mathas, Theodore A.	Director, Chairman & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Bedard, David G.	Director & Senior Vice President
Cook, Alexander I.	Director & Senior Vice President
Fleurant, John T.	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Vice President & Controller
Grove, Matthew M.	Director & Senior Vice President
Harte, Frank	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Huang, Dylan W.	Director & Senior Vice President
Kim, John Y.	Director & President
Madgett, Mark J.	Director, Senior Vice President & Head of Agency
Miller, Amy	Director
Seter, Arthur H.	Director, Senior Vice President & Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer & Chief Actuary
Wion, Matthew D.	Director & Senior Vice President
Afshar, Pedram	Senior Vice President
Badler, Sara L.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Castellani, David J.	Senior Vice President
Cole, Thomas	Senior Vice President
Del Secolo, Michael	Senior Vice President
DeSanto, Craig L.	Senior Vice President & Actuary
Desiderato, Donald M.	Senior Vice President
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Girard, Thomas J.	Senior Vice President
Karmen, Robert	Senior Vice President & Legal Officer
Lenz, Scott L.	Senior Vice President & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
Malloy, Anthony R.	Senior Vice President
McDermott, Gail A.	Senior Vice President
McInerney, Barbara J.	Senior Vice President & Chief Compliance Officer
Micucci, Alison H.	Senior Vice President
Ok, Francis J.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Ramasamy, Neal S.	Senior Vice President & Chief Technology Officer
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Schwartz, Richard C.	Senior Vice President
Shively, George S.	Senior Vice President & Legal Officer
Starr, Andrew P.	Senior Vice President
Swanson, Matthew T.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Yoon, Jae	Senior Vice President
Anderson, Erik A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
Bain, Karen A.	Vice President - Tax
Baker, Lee C.	Vice President
Bartlett, Judy R.	Vice President & Legal Officer
Barton, Jacqueline M.	Vice President
Beligotti, Jeffrey	Vice President & Actuary
Brill, Elizabeth	Vice President & Actuary
Caminiti, Philip E.	Vice President
Carbone, Jeanne M.	Vice President
Casanova, Ramon A.	Vice President & Actuary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Cirella, Margaret M.	Vice President
Cohen, Louis N.	Vice President
Cristallo, James J.	Vice President & Actuary
Cruz, Jeanne M.	Vice President
DeToro, Karen J.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
DiRago, John C.	Vice President
Donnelly, Kathleen A.	Vice President
Donohue, Robert	Vice President & Assistant Treasurer
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President & Actuary
Frawley, Stephanie A.	Vice President
Furlong, Brian	Vice President
Gangemi, Thomas J.	Vice President & Chief Underwriter
Goldstein, Ross M.	Vice President
Hallahan, Mary	Vice President & Treasurer
Hamlen, Renee	Vice President
Hamrick, Jane L.	Vice President & Actuary
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Heller, Thomas S.	Vice President
Hoffman, Eric S.	Vice President
Huang, Angela	Vice President & Actuary
Hynes, Robert J.	Vice President
Kary, Jason	Vice President
Killian, Jeffrey	Vice President
Kim, Terry	Vice President
Kimble, Michael J.	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President & Actuary
Kuan, Melissa	Vice President
Lamarque, Natalie	Vice President
Leber, Richard B.	Vice President, Legal Officer & Assistant Secretary
Loutrel, Brian C.	Vice President & Chief Privacy Officer
Lynn, Eric J.	Vice President & Actuary
Marinaccio, Ralph S.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen J.	Vice President & Actuary
Melka, Frank David	Vice President
Millay, Edward P.	Vice President
Mithinson, Tod	Vice President and Chief Information Security Officer
Morris, Ryan J.	Vice President & Actuary
Mosquera, Jaime	Vice President & Actuary
Murphy, Marijo F.	Vice President
Pasyanos, Nicholas	Vice President & Actuary
Pecorino, Paul	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petty, William	Vice President
Quartararo, Paul	Vice President & Chief Medical Director
Roy, Ari	Vice President
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Seewald, Scott R.	Vice President
Sell, David S.	Vice President
Shannon, Joseph J.	Vice President
Sherman, Nancy G.	Vice President
Silber, Irwin	Vice President & Actuary
Smith, Kevin M.	Vice President
Suryapranata, Monica	Vice President
Tai, Ka Luk Stanley	Vice President
Tate, William P.	Vice President
Tillotson, Sandra G.	Vice President & Legal Officer
Trimborn, Timothy A.	Vice President
Valvilala, Raj	Vice President
Verastegui, Victor A.	Vice President
Virendra, Sonali	Vice President
Wagenseil, Taylor	Vice President
Wagner, Robin M.	Vice President
Walsh, Richard M.	Vice President
Walsh, Simon	Vice President
Webster, Gregory H.	Vice President
Weinstein, Scott W.	Vice President
Whites, Charles A.	Vice President & Legal Officer
Wildin, Michellen	Vice President
Williams, Matthew	Vice President
Yashnyk, Michael A.	Vice President
Zeng, Paul	Vice President & Actuary

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
The MainStay Funds(*)(†)	Massachusetts
MainStay VP Funds Trust(*)(†)	Delaware
MainStay Funds Trust	Delaware
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, LP	(Delaware)	(50%)
MNCVAD-IND Greenwood CA LLC	(Delaware)
MNCVAD-IND Norris Canyon CA LLC	(Delaware)
MNCVAD-CP Norris Canyon LLC	(Delaware)	(94%)
MNCVAD-IND Petaluma CA LLC	(Delaware)
MNCVAD-OFC 2665 NORTH FIRST CA LLC	(Delaware)
MNCVAD-SEAGATE 2665 NORTH FIRST LLC	(Delaware)	(90%)
MNCVAD-OFC Bridgepointe CA LLC	(Delaware)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
MNCVAD-OFC ONE BAY CA LLC	(Delaware)
MNCVAD-HARVEST ONE BAY LLC	(Delaware)	(95%)
MNCVAD-IND RICHMOND CA LLC	(Delaware)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
Madison Core Property Fund LLC	(Delaware)	(NYL Investors is Non Member Manager)[8]
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
York Road EW LLC	(Delaware)	(64.8%)
York Road Retail West, LLC	(Delaware)	(64.8%)
2122 EW LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
MIREF DC Corp.	(Delaware)
MIREF L Street, LLC	(Delaware)
1901 L Street Corp.	(Delaware)
1901 L Street LLC	(District of Columbia)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
MIREF Barton’s Creek, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Chain Bridge, LLC	(Delaware)
1991 Chain Bridge Road, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-IND Valley Business Park CA LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF Henderson NV LLC	(Delaware)
MCPF-SP Henderson LLC	(Delaware)	(90%)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-IND VISTA LOGISTICS OR LLC	(Delaware)
MADISON-SPECHT VISTA LOGISTICS LLC	(Delaware)	(95%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
Ausbil IT – Ausbil Microcap Fund	(Australia)	(NYLIAC: 20.47%)
Ausbil IT – Candriam Sustainable Global Equity Fund		(NYLIAC: 30.24%)
MacKay Shields Unconstrained Bond Fund		(NYLIAC: 99.23%)
Ausbil Dividend Income Fund		(NYLIAC: 99.80%)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (”ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 55%; NYLIAC: 45%)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
Ironshore Investment BL I Ltd.	(Bermuda)[8]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k.a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF KB Fund LLC	(Delaware)
Warwick Seller Representative, LLC	(Delaware)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[9]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[9]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
Zenith Products Holdings, Inc.	(Delaware)	(16.36%)[9]
ZPC Holding Corp.	(Delaware)
Zenith Products Corporation	(Delaware)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
Institutional Capital LLC (Dormant)	(Delaware)
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P	(Delaware)
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio	(Ireland)	(NYLIC: 0.00%; NYLIAC: 99.98%)
Plainview Funds plc – MacKay Shields Flexible Bond Portfolio	(Ireland)	(NYLIAC: 0%; NYLIC: 0%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 6.75%; MacKay: 1.47%)
Plainview Funds plc – MacKay Shields Floating Rate High Yield Portfolio	(Ireland)	(NYLIC: 92.58%; MacKay 7.41%)
Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields Statutory Trust – High Yield Bond Series	(Connecticut)[8]
Plainview Funds plc – MacKay Shields High Yield Crossover Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(14.59%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields High Yield Crossover Fund GP LLC	(Delaware)
MacKay Shields Select High Yield Bond Fund LP	(Delaware)
MacKay Shields High Yield Crossover Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Shields Global Derivatives LLC	(Delaware)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Managers Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Cornerstone US Equity Market Neutral Fund, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners II, L.P.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezzanine Blocker Holdco A, LP	(Delaware)	(“GPPMBHA”)
GPP Mezzanine Blocker Holdco Preferred A, LP	(Delaware)
GPP Mezzanine Blocker A, LP	(Delaware)	(GPPMBHA: 7.5%; GPPIVLP: 92.5%)
GPP Mezzanine Blocker Holdco B, LP	(Delaware)	(“GPPMBHB”)
GPP Mezzanine Blocker B, LP	(Delaware)	(“GPPMBHB: 4.4%; GPPIVLP: 95.6%)
GPP Mezzanine Blocker Holdco C, LP	(Delaware)	(“GPPMBHC”)
GPP Mezzanine Blocker C, LP	(Delaware)	(“GPPMBHC: %; GPPIVLP: %)
GPP Mezzanine Blocker Holdco D, LP	(Delaware)	(“GPPMBHD”)
GPP Mezzanine Blocker D, LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco G, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker G, LP	(Delaware)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Delaware)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Delaware)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker G L.P.	(Delaware)
NYLCAP Canada GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine GenPar GP, LLC	(Delaware)
NYLIM Mezzanine GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners, LP	(Delaware)
NYLIM Mezzanine Partners Parallel Fund, LP	(Delaware)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners II, LP	(Delaware)
NYLIM Mezzanine Partners II Parallel Fund, LP	(Delaware)
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	(Luxembourg)
Voice Holdco Ltd.	(Nova Scotia, Canada)	(27%)[9]
Voice Holdings Ltd.	(Nova Scotia, Canada)
Voice Construction Ltd.	(Alberta, Canada)
Voice Construction Opco ULC	(Alberta, Canada)
Blue Sky Earthworks Ltd.	(Canada)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K, LP	(Delaware)**
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco E, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco F, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker F, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III LLC	(Mauritius)
NYLIM Jacob Ballas Capital India (FVCI) III LLC	(Mauritius)
NYLIM Jacob Ballas India (FII) III LLC	(Mauritius)
Evolvence Asset Management, Ltd.		(Goldpoint: 24.5%)
NYLCAP Holdings LLC	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM-GCR Fund I, LLC	(Delaware)	(50%)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM Real Estate Mezzanine Fund II, LP	(Delaware)
NYLIM-TND, LLC	(Delaware)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc. (“IQ Holdings”)	(Delaware)
Financial Development LLC	(Delaware)	(74.37%; IQ Holdings: 25.63%) (“FD LLC”)
IndexIQ Inc.	(Delaware)
IndexIQ LLC	(Delaware)
IndexIQ Advisors LLC	(Delaware)
New York Life Investment Management Holdings International S.a.r.l.	(Luxembourg)
New York Life Investment Management Holdings II International S.a.r.l.	(Luxembourg)
New York Life Investment Management Global Holdings S.a.r.l.	(Luxembourg) (“NYLIMGH”)
CGH UK Acquisition Company Limited	(UK)
Candriam Luxco S.a.r.l.	(Luxembourg) (“CANLUXS”)
Candriam Luxembourg	(Luxembourg) (“CANLUX”)	(NYLIMGH: 95.033%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch	(Dubai, UAE)
Candriam Belgium	(Belgium)	(99.99%; NYLIMGH: 0.01%) (“CANBEL”)
Candriam France	(France)	(“CANFR”)
Candriam Monétaire		(CANBEL: 1.27%; CANFR: 1.02%)
Candriam Switzerland LLC	(Switzerland)
BIL Prime Advanced Cash + 100	(Lux)	(CANLUX: .36.44%; CANBEL: 32.51%) (“BILPAC”)
Cordius CIG	(Lux)	(CANLUX: 68.04%; CANBEL: 15.98%; CANFR: 15.98%)
Candriam Bonds Convertible Opportunities	(Lux)	(CANLUX: 29.79%)
Candriam Alternative Return Equity Market Neutral	(Lux)	(21.18%)
Candriam L ESG Defensive Asset Allocation	(Lux)	(5.72%)
Ausbil Investment Management Limited	(Australia)	(79.25%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
ISPT Holding	(Australia)	(0.037%)
Ausbil Investment Management Limited Employee Share Trust	(Australia)
NYLIFE Distributors LLC	(Delaware)
Private Advisors L.L.C.	(Delaware)	(65.85%)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)[6]
Private Advisors Small Company Buyout Fund II, L.P.	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
Cuyahoga Capital Partners I Management Group, LLC	(Delaware)
Cuyahoga Capital Partners I, L.P.	(Delaware)
Cuyahoga Capital Partners II Management Group LLC	(Delaware)
Cuyahoga Capital Partners II LP	(Delaware)
Cuyahoga Capital Partners III Management Group LLC	(Delaware)
Cuyahoga Capital Partners III LP	(Delaware)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
Private Advisors Stable Value ERISA Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Stable Value Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[8]
Undiscovered Value Master Fund SPC	(Cayman Islands)
NYLM Alternatives LLC	(Delaware)
CVP Holdings, LLC	(Delaware)	(60%)
CVP CLO Manager, LLC	(Delaware)
CVP CLO Holdings GP LLC	(Delaware)
CVP CLO Holdings, LP	(Cayman Islands)
CVP CLO Advisors, LLC	(Delaware)
Credit Value Partners, LLC	(Delaware)
CHIPC Evergreen General, LLC	(Delaware)
CVP High Income Private Credit Master Fund, LP	(Cayman Islands)
CVP Loan Servicing LLC	(Delaware)
CHIPC PE General, LLC	(Delaware)
CHIPC PE Intermediate Fund, LP	(Cayman Islands)
CVP High Income Private Equity PE Fund	(Cayman Islands)
CVP High Income Private Credit PE Fund, LP	(Delaware)
CVP Distressed Fund, LLC	(Delaware)
CVF IV General, LLC	(Delaware)
Credit Value Fund IV, LP	(Delaware)
Credit Value Fund (Cayman) IV, LP	(Cayman Islands)
Credit Value Intermediate Fund IV, LP	(Cayman Islands)
Credit Value Master Fund IV-A, LP	(Cayman Islands)
Credit Value Master Fund IV-B, LP	(Cayman Islands)
CVF IV Vert LLC	(Delaware)
CVF IV-A1 Vert LLC	(Delaware)
CVP SPV LLC	(Delaware)
CVP Management Ireland Limited	(Ireland)
NYLIM Flatiron CLO 2004-1 Ltd.	(Cayman Islands)[7]
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	(Delaware)
NYLIM Flatiron CLO 2006-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	(Delaware)
Flatiron CLO 2007-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2011-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2012-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 18 Funding Ltd.	(Cayman Islands)	(NYL: 100%)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
Silverado CLO 2006-II Limited	(Cayman Islands)
Silverado 2006-II Equity Holdings LLC, Series A	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYL Executive Benefits LLC	(Delaware)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Cedar Farms TN LLC	(Delaware)
Cedar Farms JV LLC	(Delaware)	(90%)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-MF SPENCER NV LLC	(Delaware)
REEP-HZ SPENCER JV LLC	(Delaware)	(92.7%)
REEP-HZ SPENCER LLC	(Delaware)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC Viridian AZ LLC	(Delaware)
REEP-Hines Viridian JV LLC	(Delaware)	(60.1177%)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(92.06%)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
NJ 663 E. CRESCENT AVE LLC
NJ 1881 ROUTE 46 LLC
PA 180 KOST RD LLC
2017 CT REO HOLDINGS LLC		(NYLIC: 62.307692%; NYLIAC: 37.692308%)
CT 611 W. JOHNSON AVE LLC
CT 550 RESEARCH PKWY LLC
CT 160 CORPORATE COURT LLC
Cortlandt Town Center LLC
REEP-IND 10 WEST AZ LLC
REEP-IND Aegean MA LLC
REEP-IND CHINO CA LLC
REEP-IND FREEDOM MA LLC
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC
REEP-IND Kent LLC
REEP-IND LYMAN MA LLC
REEP-IND RTG NC LLC
REEP-MF 960 East Paces Ferry GA LLC
REEP-MF 960 EPF Opco GA LLC
REEP-MF Chandler AZ LLC
REEP-MF Issaquah WA LLC
REEP-MF Mount Vernon GA LLC
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF Verde NC LLC
REEP-MF Wallingford WA LLC
REEP-OFC Bellevue WA LLC
REEP-OFC WATER RIDGE NC HOLDCO LLC
REEP-OFC ONE WATER RIDGE NC LLC
REEP-OFC TWO WATER RIDGE NC LLC
REEP-OFC FOUR WATER RIDGE NC LLC
REEP-OFC FIVE WATER RIDGE NC LLC
REEP-OFC SIX WATER RIDGE NC LLC
REEP-OFC SEVEN WATER RIDGE NC LLC
REEP-OFC EIGHT WATER RIDGE NC LLC
REEP-OFC NINE WATER RIDGE NC LLC
REEP-OFC TEN WATER RIDGE NC LLC
REEP-OFC ELEVEN WATER RIDGE NC LLC
REEP-MF FOUNTAIN PLACE MN LLC
REEP-MF FOUNTAIN PLACE LLC
REEP-OFC 2300 Empire CA LLC
REEP-IND 10 WEST II AZ LLC
REEP-RTL Flemington NJ LLC
REEP-RTL Mill Creek NJ LLC
PTC Acquisitions, LLC
Martingale Road LLC
New York Life Funding	(Cayman Islands)[8]
New York Life Global Funding	(Delaware)[8]
NYL Equipment Issuance Trust	(Delaware)[9]
NYL Equipment Issuance Trust 2014-2	(Delaware)[9]
Government Energy Savings Trust 2003-A (GEST)	(New York)[9]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[9]
NYLARC Holding Company Inc.	(Arizona)[9]
New York Life Agents Reinsurance Company	(Arizona)[9]
JREP Fund Holdings I, L.P.	(Cayman Is.)	(12.5%)
Jaguar Real Estate Partners L.P.	(Cayman Is.)	(30.3%)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(48.45%)
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
MAX Ventures and Industries Limited	(India)	(22.51%)

1	NYL Cayman Holdings Ltd. owns 15.62%.
2	NYL Worldwide Capital Investment LLC owns 0.002%.
3	NYLIC owns 13.83%, NYLIAC owns 0.00%, and MacKay owns .76% for a total ownership of 14.59%.
4	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6	Private Advisors Hedged Equity Fund (QP), L.P. owns 33.61% and PA Hedged Equity Fund, L.P. owns 66.39% of the Master Fund.
7	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests unless, otherwise, ownership noted.
8	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
9	Control is through financial interest, not ownership of voting interests.
(+)

By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

(*)

Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(†)

New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

ITEM 29.	INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.	PRINCIPAL UNDERWRITERS

(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

The MainStay Funds

MainStay Funds Trust

MainStay VP Funds Trust

(b) Management.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
Lehneis, Kirk C.	Chairman of the Board
Gardner, Robert M.	Manager
Harte, Frank M.	Manager, Senior Vice President & Chief Financial Officer
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Huang, Dylan W.	Senior Managing Director, Individual Annuities
Hung, Yie-Hsin	Chief Executive Officer
Mclnerney, Barbara J.	Senior Managing Director, Compliance
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Cristallo, James J.	Managing Director, Advanced Markets Network
Gomez, Mark A.	Managing Director & General Counsel
Parness, Amanda S.	Managing Director, GoldPoint Partners Institutional Sales
Steele, Harvey P.	Managing Director, Third Party Distribution
Stringer, Chirstopher R.	Managing Director
Sullivan, Howard	Managing Director, Credit Value Partners Institutional Sales
Wagner, Robin M.	Managing Director & Chief Compliance Officer
Wickwire, Brian D.	Managing Director, NYLIM Service Company, Controller & Chief Operating Officer
Bain, Karen A.	Vice President, Tax
Hansen, Marta	Director, Chief Financial Officer, Financial & Operations Principal & Treasurer
Herrera, Rafaela M.	Director, Compliance & Sales Material Review
Howard, Linda M.	Director, Compliance, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Shively, George S.	Secretary
Meade, Colleen A.	Assistant Secretary
Sharrier, Elizabeth	Assistant Secretary

(c) Compensation from the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
NYLIFE Distributors LLC	-0-	-0-	-0-	-0-

ITEM 31.	LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life — Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 32.	MANAGEMENT SERVICES.

Not applicable.

ITEM 33.	FEE REPRESENTATION.

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the New York Life Variable Universal Life Accumulator Plus Policy are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 1st day of February, 2018.

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By:	/s/ Eric J. Lynn
Eric J. Lynn
Vice President and Actuary

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Eric J. Lynn
Eric J. Lynn
Vice President and Actuary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Ashe, Christopher T.*	Director
Bedard, David G.*	Director
Cook, Alexander I. M.*	Director
Fleurant, John T.*	Director & Chief Financial Officer
Gardner, Robert M.*	Director & Controller (Principal Accounting Officer)
Grove, Matthew M.*	Director
Harte, Frank M.*	Director
Hendry, Thomas A.*	Director
Huang, Dylan W.*	Director
Kim, John Y.*	Director & President
Madgett, Mark J.*	Director
Mathas, Theodore A.*	Chairman & Chief Executive Officer (Principal Executive Officer)
Miller, Amy*	Director
Seter, Arthur H.*	Director
Steinberg, Joel M.*	Director
Wion, Matthew D.*	Director

By:	/s/ Eric J. Lynn
Eric J. Lynn
Attorney-in-Fact
February 1, 2018

*	Pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX

Exhibit Number	Description

(j)(1)	Powers of Attorney

(k)	Opinion and consent of Thomas F. English, Esq.